UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
 ☐ Preliminary Proxy Statement
 ☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
 ☐ Definitive Additional Materials
 ☐ Soliciting Material Pursuant to §240.14a-2
BOX, INC.
(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 1:30 p.m. Pacific Time on Tuesday, June 27, 2023
DATE AND TIME:	Tuesday, June 27, 2023 at 1:30 p.m. Pacific Time

PLACE:
Similar to previous years, the 2023 annual meeting of stockholders of Box, Inc. (“Box” or the “company”) (including any postponements, adjournments or continuations thereof, the “Annual Meeting”) will be a completely virtual meeting of stockholders. You can attend the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/BOX2023 where you will be able to listen to the meeting live, submit questions and vote online.

ITEMS OF BUSINESS:	1. To elect three Class III directors listed in the accompanying proxy statement to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified;

2. To approve, on an advisory basis, the compensation of our named executive officers;

3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2024; and

4. To transact such other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

RECORD DATE:
Our Board of Directors has fixed the close of business on May 1, 2023 as the record date for the Annual Meeting. Only holders of record of the company’s shares of Class A common stock and Series A Convertible Preferred Stock on May 1, 2023 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

PROXY VOTING:
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. For additional instructions on voting by telephone or the Internet, please refer to your proxy card. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting.

On or about May 15, 2023, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and annual report. The Notice provides instructions on how to vote via the Internet and includes instructions on how to receive a paper copy of our proxy materials by mail. To view the accompanying proxy statement and our annual report please visit the following website: www.proxyvote.com. You will be asked to enter the sixteen-digit control number located on your Notice or proxy card. The materials can also be accessed without a control number at the following website: https://materials.proxyvote.com/10316T.
We appreciate your continued support of Box.
May 15, 2023 Redwood City, California	By order of the Board of Directors, David Leeb Chief Legal Officer and Corporate Secretary
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 27, 2023
The Notice of Annual Meeting, Proxy Statement and Annual Report for
the fiscal year ended January 31, 2023 are available free of charge in the “SEC Filings” subsection of the “Financial Information” section of Box’s Investor Relations website at https://www.boxinvestorrelations.com or at
https://materials.proxyvote.com/10316T.

PROXY SUMMARY
This section highlights information contained in other parts of this proxy statement. We encourage you to review the entire proxy statement for more detail on these items, as well as our annual report for the fiscal year ended January 31, 2023.
MATTERS TO BE VOTED ON
Proposal Number	Description	Board Recommendation
1	Election of Directors	FOR ALL the Company’s Nominees
To elect three Class III directors to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified.
2	Advisory Vote on the Compensation of our Named Executive Officers	FOR
To approve, on an advisory basis, the compensation of our named executive officers.
3	Ratification of Appointment of Independent Registered Public Accounting Firm	FOR
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2024.
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PROXY SUMMARY
DIRECTORS AND DIRECTOR NOMINEES
The following table provides summary information about each director nominee and our other directors as of May 1, 2023.
Name	Age	Director Since	Independent	Class	Current Term Expires	AC	CC	NCGC	OC	Skills and Experience
Director Nominees*
Sue Barsamian	63	2018	Yes	III	2023
Jack Lazar	57	2020	Yes	III	2023
John Park	40	2021	Yes	III	2023
Continuing Directors
Dana Evan	63	2011	Yes	I	2024
Aaron Levie (CEO)	38	2005	No	I	2024
Amit Walia	51	2022	Yes	I	2024
Dan Levin	59	2010	Yes	II	2025
Bethany Mayer (Chair)	61	2020	Yes	II	2025

	Chair	Executive Management and Leadership
	Member	Technology/Enterprise IT
*	If elected, term will expire in 2026	Operations
AC	Audit Committee	Finance/Investment/Accounting
CC	Compensation Committee	Corporate Governance/Public Company Board
NCGC	Nominating and Corporate Governance Committee	Go-To-Market
OC	Operating Committee	Product

Board Composition Snapshot as of May 1, 2023

TENURE

3
0
5
7
Years
Average
0-5 Years
>10 Years
6-10 Years

AGE

2
3
0
3
54
Years
Average
<40 Years
51-60 Years
41-50 Years
> 60 Years

GENDER DIVERSITY

3
5
38%
Female
Female
Male

UNDER-REPRESENTED COMMUNITIES

3
5
38%
Under-
Represented
Communities
Under-Represented Communities
Other

SKILLS & EXPERIENCE

Executive Management and Leadership	8/8
Technology/Enterprise IT	8/8
Operations	8/8
Corporate Governance/Public Company Board	6/8
Go-To-Market	5/8
Finance/Investment/Accounting	4/8
Product	4/8

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PROXY SUMMARY
CORPORATE GOVERNANCE HIGHLIGHTS
Recent Governance Improvements
✔	Separation of Board Chair and CEO roles
✔	Robust duties and responsibilities for independent Board Chair role
✔	Women serving as Board Chair and chair of 3 Board committees
✔	Half of the Board has joined since 2020
✔	Elimination of all supermajority stockholder vote requirements in the Bylaws
✔	Elimination of all supermajority stockholder vote requirements in the Charter
✔	Majority voting standard in uncontested director elections with a director resignation policy
✔	Proxy access for stockholders
✔	Increased stock ownership and retention guidelines for directors, CEO and other named executive officers
✔
Corporate Governance Guidelines reflect the Board’s commitment to actively seeking highly qualified women and individuals from underrepresented communities to include in the initial pool from which director candidates are selected

✔	Average Board tenure goal of ten years or less for independent directors to encourage director refreshment
Other Governance Practices
✔	7 of 8 directors are independent
✔	Each Board Committee is composed of solely independent directors
✔	Annual Board and Committee performance evaluations
✔	Ongoing comprehensive succession planning for CEO and key executive officers
✔	Board is composed of 38% women and 38% of directors from underrepresented communities
✔	Limitation on director service on other public company boards
✔	All directors expected to attend 75% or more of all Board and Committee meetings
✔	Policy prohibiting hedging of company stock by directors and officers
✔	Clawback provisions for both cash and equity awards
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FOR 2023 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 1:30 p.m. Pacific Time on Tuesday, June 27, 2023
This proxy statement and the enclosed form of proxy are being provided to you in connection with the solicitation of proxies by our board of directors (the “Board of Directors”) for use at the 2023 annual meeting of stockholders of Box, Inc., a Delaware corporation, (“Box” or the “company”), and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held virtually on Tuesday, June 27, 2023 at 1:30 p.m. Pacific Time. You can attend the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/BOX2023, where you will be able to listen to the meeting live, submit questions and vote online. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this proxy statement and our annual report is first being mailed on or about May 15, 2023 to all stockholders entitled to vote at the Annual Meeting.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.
Why are we holding a virtual Annual Meeting?
Similar to previous years, this year we have implemented a virtual format for our Annual Meeting, which will be conducted via live audio webcast and online stockholder tools. We believe a virtual format helps to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost (other than any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies). A virtual Annual Meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the company and our stockholders time and money, especially as physical attendance at meetings has dwindled. We also believe that the online tools we have selected will increase stockholder communication. For example, the virtual format allows stockholders to communicate with us during the Annual Meeting so they can ask questions of our Board of Directors or management. During the Annual Meeting, we will only answer questions submitted to the extent relevant to the business of the Annual Meeting, as time permits.
Who is entitled to vote at the Annual Meeting?
Attendance at the Annual Meeting will be limited to stockholders of the company as of the close of business on May 1, 2023, the record date for the Annual Meeting (the “Record Date”). Only holders of record of our Class A common stock and Series A Convertible Preferred Stock, par value $0.0001 (the “Series A Preferred Stock”), at the close of business on the Record Date are entitled to vote at the Annual Meeting. On the Record Date, there were 144,854,960 shares of Class A common stock issued and outstanding and 500,000 shares of Series A Preferred Stock issued and outstanding.
Holders of the Series A Preferred Stock are entitled to vote with the holders of the Class A common stock on an “as converted” basis as set out in the Certificate of Designations for the Series A Preferred Stock (the “Series A Certificate of Designations”). The Series A Preferred Stock is convertible, in whole or in part, at any time at the option of the holder, into shares of Class A common stock at an initial conversion rate of 37.037 shares of Class A common stock per share of Series A Preferred Stock, subject to certain adjustments described in the Series A Certificate of Designations. As of the Record Date, the Series A Preferred Stock was convertible in the aggregate into 18,565,798 shares of Class A common stock and provides approximately 37.13 votes per share of Series A Preferred Stock.
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The Class A common stock together with the Series A Preferred Stock is referred to herein as “Voting Stock.” The Voting Stock votes together as a single class unless otherwise provided.
Each stockholder of record is entitled to one vote per share of Class A common stock and one vote per each share of Class A common stock underlying a share of Series A Preferred Stock on an “as converted” basis.
What matters am I voting on?
You will be voting on:
•	the election of three Class III directors to serve until our 2026 annual meeting of stockholders and until their successors are duly elected and qualified;
•	a proposal to approve, on an advisory basis, the compensation of our named executive officers;
•	a proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2024; and
•	any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
How does the Board of Directors recommend I vote on these proposals?
Our Board of Directors recommends a vote:
•	“FOR ALL” the company’s nominees Sue Barsamian, Jack Lazar and John Park to be elected as Class III directors;
•	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers; and
•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2024.
How many votes are needed for approval of each proposal?
•
Proposal No. 1: Each director nominee will be elected by a vote of the majority of the votes cast. A majority of the votes cast means the number of votes cast “For” such nominee’s election exceeds the number of votes cast “Against” that nominee. You may vote “For,” “Against,” or “Abstain” with respect to each director nominee. Broker non-votes and abstentions, if any, will have no effect on the outcome of the election.

•
Proposal No. 2: The approval, on an advisory basis, of the compensation of our named executive officers, requires the affirmative vote of a majority of the voting power of the shares of our Voting Stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote “For,” “Against,” or “Abstain” with respect to this proposal. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” this proposal. Any broker non-votes will have no effect on the outcome of this proposal. However, because this proposal is an advisory vote, the result will not be binding on our Board of Directors or our company. Our Board of Directors and our Compensation Committee will consider the outcome of the vote when determining named executive officer compensation in the future.

•
Proposal No. 3: The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2024, requires the affirmative vote of a majority of the voting power of the shares of our Voting Stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” this proposal. Any broker non-votes will have no effect on the outcome of this proposal.

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How do I vote if I am a stockholder of record?
If you are a stockholder of record, there are four ways to vote:
•	by Internet at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 26, 2023 (have your Notice or proxy card in hand when you visit the website);
•
by toll-free telephone until 11:59 p.m. Eastern Time on June 26, 2023 at 1-800-690-6903 if you are a “registered” stockholder or 1-800-454-8683 if you are a “beneficial” stockholder (be sure to have your Notice or proxy card in hand when you call);

•	by completing and mailing your proxy card so it is received prior to the Annual Meeting (if you received printed proxy materials); or
•
by attending the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/BOX2023, where stockholders may vote and submit questions during the meeting (have your Notice or proxy card in hand when you visit the website).

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.
How do I vote if I am a beneficial stockholder with my shares held in street name?
If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by telephone or by Internet or by signing, dating and returning a voting instruction form. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. If you are a street name stockholder, you may not vote your shares by ballot at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board of Directors. A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Aaron Levie, Dylan Smith, and David Leeb have been designated as the company’s proxy holders by our Board of Directors for the Annual Meeting. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described below.
Can I change my vote or revoke my proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:
•	entering a new vote by Internet or by telephone on a later date;
•	completing and returning a later-dated proxy card;
•	sending a written notice of revocation to our Secretary at Box, Inc., 900 Jefferson Ave., Redwood City, California 94063; or
•	attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.
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What do I need to do to attend the Annual Meeting?
Stockholders of record will be able to attend the Annual Meeting online, submit questions during the meeting and vote shares electronically at the meeting by visiting http://www.virtualshareholdermeeting.com/BOX2023. Individuals who log in under the guest feature will be able to attend the meeting, but will not be able to submit questions or vote shares. To participate in the Annual Meeting, stockholders will need the sixteen-digit control number included on your Notice or proxy card. The Annual Meeting webcast will begin promptly at 1:30 p.m. Pacific Time on June 27, 2023. We encourage you to access the meeting prior to the start time. Online check-in will begin at 1:15 p.m. Pacific Time, and you should allow ample time for the check-in procedures.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with the rules of the Securities and Exchange Commission (“SEC”), we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about May 15, 2023 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact and cost of our Annual Meeting.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:
Box, Inc.
Attention: Investor Relations
900 Jefferson Ave.
Redwood City, California 94063
Tel: (650) 209-3463
Street name stockholders may contact their broker, bank or other nominee to request information about householding.
How are proxies solicited for the Annual Meeting?
Our Board of Directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers, banks or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank or other nominee holds shares of our Class A common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.
How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?
Brokerage firms and other intermediaries holding shares of our Class A common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2024. Your broker will not have discretion to vote on any other proposals, which are “non-routine” matters, absent direction from you.
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Will my shares be voted if I do nothing?
Pursuant to New York Stock Exchange rules applicable to brokers, the broker will be prohibited from exercising discretionary authority with respect to any of the proposals to be voted on (except as discussed in the preceding question) with respect to your account, unless you provide the broker with specific voting instructions. This is referred to as a “broker non-vote.” In these cases, those shares will not be considered votes cast on the proposals to be considered at the Annual Meeting. The broker may vote your shares without your specific instruction only with respect to Proposal No. 3, the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2024.
What is a quorum?
A quorum is the minimum number of shares of our Voting Stock required to be present at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our amended and restated bylaws (our “Bylaws”) and Delaware law. Without a quorum, no business may be transacted at the Annual Meeting. The presence, virtually or by proxy, of a majority of the voting power of all issued and outstanding shares of our Voting Stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.
How will the Annual Meeting be conducted?
The Annual Meeting will be a completely virtual meeting of stockholders. You can attend the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/BOX2023, where you will be able to listen to the meeting live, submit questions and vote online.
Attendance at the Annual Meeting will be limited to stockholders of the company as of the Record Date and guests of the company. You will not be able to attend the Annual Meeting in person at a physical location.
•
Participating in the Virtual Annual Meeting. Stockholders of record as of the Record Date may participate in the Annual Meeting remotely by visiting the following website: http://www.virtualshareholdermeeting.com/BOX2023. Please have your proxy card or Notice of Annual Meeting containing the sixteen-digit control number available and fill in the appropriate fields to enter the virtual meeting. Street name stockholders who wish to vote at the Annual Meeting must also submit their vote by using their sixteen-digit control number as outlined above. Beneficial stockholders who did not receive a 16-digit control number from their bank or brokerage firm, who wish to attend the meeting should follow the instructions from their bank or brokerage firm, including any requirement to obtain a legal proxy. The meeting will be accessible for check in on June 27, 2023 at 1:15 p.m. Pacific Time. If you have any difficulty attending the virtual Annual Meeting, please call the technical support number that will be posted on the Virtual Shareholder Meeting log-in page.

•
Technical Disruptions. In the event of any technical disruptions or connectivity issues during the course of the Annual Meeting, please allow for some time for the meeting website to refresh automatically, and/or for the meeting operator to provide updates through the phone bridge.

•
Stockholder List. We will make available a list of registered stockholders as of the Record Date for inspection by stockholders for any purpose germane to the Annual Meeting from June 17, 2023 through June 26, 2023 at our headquarters located at 900 Jefferson Ave., Redwood City, California 94063. If you wish to inspect the list, please submit your request, along with proof of ownership, by email to ir@box.com.

How can I ask questions during the Annual Meeting?
You may submit a question during the Annual Meeting using the “Question” field located on the bottom left-hand corner of your screen, under the “Ask A Question” heading. Enter your question into the field and hit the “Submit” button. Questions submitted during the meeting pertinent to meeting matters will be answered during the meeting, subject to time constraints. Stockholders of record may submit questions beginning at check-in, fifteen minutes prior to the start of the Annual Meeting. Additional information regarding the ability of stockholders to ask questions during the Annual Meeting will be included in the rules of conduct that will be available on the Annual Meeting website.
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If I can’t attend the Annual Meeting, can I vote later?
You do not need to attend the online Annual Meeting to vote if you submitted your vote via proxy in advance of the meeting. Whether or not stockholders plan to attend the Annual Meeting, we urge stockholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials. Any votes submitted after the closing of the polls at the Annual Meeting will not be counted.
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc. will serve as the independent inspector of election and, in such capacity, will count and tabulate the votes.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Our business affairs are managed under the direction of our Board of Directors, which is currently composed of eight members. Seven of our eight directors are independent within the meaning of the listing standards of the New York Stock Exchange. Our Board of Directors is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.
The following table sets forth the names, ages as of May 1, 2023, and certain other information for each of the Board of Directors’ three nominees for election as a Class III director at the Annual Meeting, and each of the continuing members of our Board of Directors:
Name	Age	Director Since	Independent	Class	Current Term Expires	Expiration of Term for Which Nominated	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee	Operating Committee
Director Nominees:
Sue Barsamian	64	2018	Yes	III	2023	2026
Jack Lazar	57	2020	Yes	III	2023	2026
John Park	40	2021	Yes	III	2023	2026
Continuing Directors:
Dana Evan	63	2011	Yes	I	2024
Aaron Levie (CEO)	38	2005	No	I	2024
Amit Walia	51	2022	Yes	I	2024
Dan Levin	59	2010	Yes	II	2025
Bethany Mayer (Chair)	61	2020	Yes	II	2025
Committee Chairperson
Committee Member
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Nominees for Director

Sue Barsamian
Director Since: May 2018
Independent
Board Committees: Compensation; Operating (Chair)

 • Former Chief Sales and Marketing Officer of HPE Software at Hewlett Packard
Enterprise
 • Former General Manager of Enterprise Cybersecurity Products at Hewlett
Packard Enterprise
 • Director of Five9, Inc. and Gen Digital Inc. (formely NortonLifeLock Inc.)

Ms. Barsamian served as Chief Sales and Marketing Officer for HPE Software from 2016 to 2017 and General Manager of Enterprise Cybersecurity Products from 2015 to 2016 of Hewlett Packard. Additionally, she previously held various executive roles at Hewlett Packard between 2006 to 2015.

She has served on the boards of directors of Five9, Inc, a cloud contact center software company, since January 2021; Gen Digital Inc. (formely NortonLifeLock Inc.), a consumer cyber safety company, since January 2019; and the Kansas State University Foundation. She served on the Board of the National Action Council for Minorities in Engineering (NACME) from 2012 to 2017, serving as Chairman of the Board from 2016 to 2017.

Ms. Barsamian holds a B.S. with honors in electrical engineering from Kansas State University and completed her post-graduate studies at the Swiss Federal Institute of Technology in Zurich, Switzerland.

Ms. Barsamian was selected to serve on our Board of Directors because of her extensive experience in enterprise software sales and global go-to-market strategy as well as her service in both executive and board positions for major cloud, computer and cybersecurity companies.

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Jack Lazar
Director Since: March 2020
Independent
Board Committees: Audit (Chair); Operating

 • Former Chief Financial Officer at GoPro, Inc.
 • Former Senior Vice President, Corporate Development and General Manager
at Qualcomm Atheros, Inc.
 • Director of GlobalFoundries Inc., Resideo Technologies Inc., and ThredUP Inc.

Mr. Lazar served as Chief Financial Officer at GoPro, Inc., a provider of wearable and mountable capture devices, from 2014 to 2016, and as Senior Vice President, Corporate Development and General Manager of Qualcomm Atheros, Inc., a developer of communications semiconductor solutions, from 2011 to 2013. He has also served as an independent business consultant since March 2016.

Mr. Lazar has served on the boards of directors of GlobalFoundries Inc., a semiconductor contract manufacturing and design company, since October 2021; Resideo Technologies Inc., a provider of comfort and security solutions, since September 2018; and ThredUP Inc., an online marketplace for secondhand clothing, since June 2017. He previously served on the boards of TubeMogul, Inc., an enterprise software company for digital branding, from October 2013 until its sale to Adobe in December 2016; Quantenna Communications, Inc., a wireless semiconductor company, from July 2016 until its sale to ON Semiconductor Corp. in June 2019; Mellanox Technologies, Ltd., a communications semiconductor company, from June 2018 until its sale to NVIDIA Corporation in April 2020; Casper Sleep, a provider of sleep centric products from April 2019 until its sale to Durational Capital in January 2022; and Silicon Labs, an analog and mixed signal semiconductor company from April 2013 to April 2022.

Mr. Lazar is a certified public accountant (inactive) and holds a B.S. in Commerce with an emphasis in Accounting from Santa Clara University.

Mr. Lazar was selected to serve on our Board of Directors because of his proven operational and financial expertise in both the enterprise and consumer technology markets, with particular experience in mergers & acquisitions and driving profitable growth.

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John Park
Director Since: May 2021
Independent
Board Committees: Audit; Compensation

 • Partner and Head of KKR’s technology industry team, Americas Private Equity
 • Director of Henry Schein One, a subsidiary of Henry Schein, Inc.

Mr. Park joined KKR in 2013 and is a Partner and head of the technology industry team within KKR’s Americas Private Equity platform. He is also a member of the Investment Committee and Portfolio Management Committee for KKR’s Americas Private Equity.

He currently serves as a director of Henry Schein One, a subsidiary of Henry Schein, Inc., as well as a number of private companies. Mr. Park previously served on the board of directors of GoDaddy Inc., an Internet domain registrar and web hosting company, from February 2015 to June 2019.

Prior to joining KKR, Mr. Park was with Apax Partners LLP, where he focused on software investments around the world. He was also a member of the mergers & acquisitions practice at Morgan Stanley.

Mr. Park holds an A.B., cum laude, in Economics from Princeton University and an M.B.A. from Harvard Business School.

Mr. Park was selected to serve on our Board of Directors because of his extensive experience in advising technology companies with a focus on the cloud and his track record of helping companies drive disciplined growth and profitability.

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Continuing Directors

Dana Evan
Director Since: December 2011
Independent
Board Committees: Audit; Nominating and Corporate Governance (Chair)

 • Former Chief Financial Officer of VeriSign, Inc.
 • Former Venture Partner at Icon Ventures
 • Director of Farfetch Limited and Momentive Global Inc. (formerly
SurveyMonkey Inc.)
 • 2019 Director of the Year (National Association of Corporate Directors)

From 2013 to July 2020, Ms. Evan served as a Venture Partner at Icon Ventures, a venture capital firm, and since July 2007 has invested in and served on the boards of directors of companies in the internet, technology and media sectors. Ms. Evan served as Chief Financial Officer of VeriSign, Inc., a provider of intelligent infrastructure services for the internet and telecommunications network, from 1996 to 2007.

Ms. Evan has served on the boards of directors of Farfetch Limited, a global technology platform for the luxury fashion industry, since April 2015 and Momentive Global Inc. (formerly SurveyMonkey Inc.), an online survey development cloud-based software company, since March 2012. She previously served as director of Domo, Inc., a business intelligence tools and data visualization company, from May 2018 until March 2023; Proofpoint, Inc., from June 2008 until it was acquired by Thoma Bravo in August 2021; Criteo S.A., a performance display advertising company, from March 2013 until June 2017; Fusion-io, Inc., a flash memory technology company, until it was acquired by SanDisk Corporation in July 2014; Omniture, Inc., an online marketing and web analytics company, until it was acquired by Adobe Systems Incorporated in October 2009; and Everyday Health, Inc., a provider of digital health and wellness solutions, until it was acquired by Ziff Davis, LLC in December 2016.

Ms. Evan holds a B.S. in Commerce from Santa Clara University and is a certified public accountant (inactive).

Ms. Evan was selected to serve on our Board of Directors because of her extensive experience in operations, strategy, accounting, financial management and investor relations at both publicly and privately held technology companies as well as her substantial corporate governance experience and experience as an investor in the internet, technology and media sectors.

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Aaron Levie
Director Since: April 2005

 • Chief Executive Officer and Co-founder of Box

Mr. Levie is a pioneer of the content management industry for the cloud era. As Co-founder and Chief Executive Officer of Box, he has been the driving force behind Box’s evolution into a preferred content cloud provider and partner across the Fortune 500.

Mr. Levie co-founded our company and has served as Chief Executive Officer and a member of our Board of Directors since April 2005. He previously served as Chair of our Board of Directors from December 2013 to May 2021.

Mr. Levie attended the University of Southern California from 2003 to 2005.

Mr. Levie was selected to serve on our Board of Directors because of the perspective and experience he brings as our Chief Executive Officer and one of our founders.

Dan Levin
Director Since: January 2010
Independent
Board Committee: Nominating and Corporate Governance

 • Former Chief Executive Officer of Degreed, Inc.
 • Former President and Chief Operating Officer of Box, Inc.
 • Former Senior Vice President and General Manager, Quickbooks, and
Former Vice President and General Manager, Healthcare at Intuit Inc.

Mr. Levin served as the Chief Executive Officer of Degreed Inc., an education technology company, from April 2021 to June 2022. Mr. Levin also served as Box’s President and Chief Operating Officer from 2013 until August 2017, and solely as Chief Operating Officer prior to that beginning in 2010. He also served as the interim Chief Executive Officer of Picateers Inc., an online photo sales company from 2008 to 2009. Prior to this, Mr. Levin served in various executive roles at Intuit Inc., a business and financial management solutions company, including as Senior Vice President and General Manager, Quickbooks and Vice President and General Manager, Healthcare.

Mr. Levin holds a B.A. in the independent concentration of Applications of Computer Graphics to Statistical Data Analysis from Princeton University.

Mr. Levin was selected to serve on our Board of Directors because of his extensive operations experience across technology companies, both public and private.

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Bethany Mayer
Chair
Director Since: April 2020
Independent
Board Committees: Compensation (Chair); Operating

 • Former President, Chief Executive Officer and Director of Ixia
 • Executive advisor with Siris Capital Group LLC
 • Former senior executive at Sempra Energy, HP, Blue Coat Systems, Cisco and Apple Computer
 • Director of LAM Research and Sempra Energy

Ms. Mayer is currently an executive advisor with Siris Capital Group LLC, a private equity firm. Previously, Ms. Mayer served as Executive Vice President of Corporate Development and Technology of Sempra Energy, an energy infrastructure company, from November 2018 to January 2019. From 2014 through April 2017, she was the President and Chief Executive Officer of Ixia, a market leader in test, visibility and security solutions, until it was acquired by Keysight Technologies in April 2017. From 2011 through 2014, Ms. Mayer served as Senior Vice President and General Manager of HP’s Networking Business unit and the NFV business unit. From 2010 until 2011, she served as Vice President, Marketing and Alliances, for HP’s Enterprise Servers Storage and Networking Group. Prior to joining HP, she held leadership roles at Blue Coat Systems, Cisco and Apple Computer.

Ms. Mayer has served on the boards of directors of LAM Research Corporation, a semiconductor equipment company, since May 2019, and Sempra Energy, an energy services holding company, since June 2019. She previously served on the board of directors of Marvell Technology Group, from May 2018 to June 2022; Sempra Energy from February 2017 to October 2018, when she resigned in advance of assuming her management role at Sempra Energy; Ixia from 2014 through April 2017; and Delphi Automotive PLC, an auto parts supplier, from August 2015 to April 2016.

Ms. Mayer holds a B.S. in Political Science from Santa Clara University, an M.B.A. from California State University-Monterey Bay and an M.S. in Cybersecurity from New York University.

Ms. Mayer was selected to serve on our Board of Directors because of her deep technology and leadership experience scaling multi-billion-dollar enterprises as well as her significant corporate governance expertise across a range of industries.

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Amit Walia
Director Since: August 2022
Independent
Board Committee: Nominating and Corporate Governance

 • Chief Executive Officer of Informatica Inc.
 • Director of Informatica Inc.

Mr. Walia has served as Chief Executive Officer and a member of the board of directors of Informatica Inc., an enterprise cloud data management company, since January 2020. Previously, Mr. Walia served in various roles at Informatica from October 2013 to January 2020, including most recently as President, Products and Marketing, where he was responsible for Informatica’s product and market strategy, product management, product development, user experience, cloud operations, strategic ecosystems strategy, partnerships with strategic ecosystems, and global marketing function.

Prior to Informatica, Mr. Walia worked in leadership positions across a variety of functions at Symantec Corporation, a cybersecurity company, Intuit Inc., a business and financial management solutions company, and McKinsey & Company, a management consulting company. He spent the earlier part of his career working for Tata Group, a multinational conglomerate, and Infosys Technologies Ltd, a digital services and consulting company, in India.

Mr. Walia holds a B.Tech. from the Indian Institute of Technology, Varanasi, India, and an M.B.A. from the Kellogg School of Management, Northwestern University.

Mr. Walia was selected to serve on our Board of Directors because of his extensive operations, product, marketing and leadership experience at global technology enterprises in areas of cloud data management, data governance and cybersecurity.

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Director Independence
Our Class A common stock is listed on the New York Stock Exchange. Under the listing standards of the New York Stock Exchange, independent directors must comprise a majority of a listed company’s board of directors. In addition, the listing standards of the New York Stock Exchange require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation, and Nominating and Corporate Governance Committees be independent. Under the listing standards of the New York Stock Exchange, a director will only qualify as an “independent director” if, in the opinion of that listed company’s board of directors, that director does not have a material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship within the company).
Audit Committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of the New York Stock Exchange. Compensation Committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the listing standards of the New York Stock Exchange.
Our Board of Directors has undertaken a review of the independence of each of our directors. Based on information provided by each director concerning their background, employment and affiliations, our Board of Directors has determined that none of Mses. Barsamian, Evan, and Mayer or Messrs. Lazar, Levin, Park or Walia has a material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship within the company) and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing standards of the New York Stock Exchange. In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Related Person Transactions.”
Board Leadership Structure
Our Board of Directors evaluates its leadership structure and elects the Chair of the Board of Directors based on the criteria it deems to be appropriate and in the best interests of the company and its stockholders, given the circumstances at the time of such election. In May 2021, our Board of Directors appointed independent director Bethany Mayer to serve as the Chair of our Board of Directors. In making this decision, our Board of Directors determined that the best and most effective leadership structure for Box and its stockholders at this time is to have separate chief executive officer and chair roles. This structure enhances the Board of Directors’ ability to exercise independent oversight of the business and affairs of Box. The Board of Directors believes this structure is optimal for Box at this time because it allows Mr. Levie to focus on leading the company while allowing Ms. Mayer to focus on leading the Board, assisting the Board in reaching consensus on particular strategies and policies, and fostering robust evaluation processes. As the Chair, Ms. Mayer has the following duties and responsibilities that are set forth in our Corporate Governance Guidelines, and performs such additional duties as our Board of Directors otherwise determines and delegates.
Duties and Responsibilities of Independent Chair of our Board of Directors
✔	Presiding over stockholder meetings, Board meetings and executive sessions of directors, with authority to call meetings of the Board of Directors and of the independent directors
✔	Establishing the agenda for Board meetings in consultation with the chairs of applicable Board committees
✔	Approving information sent to the Board of Directors for Board meetings
✔	Approving meeting schedules for the Board of Directors
✔	Conferring with the CEO on matters of importance that may require Board of Directors action or oversight
✔	Promoting and facilitating effective communication and serving as a liaison between the independent directors and the CEO
✔	Leading the Board of Directors in discussions concerning CEO performance and CEO succession
✔	Being available for consultation and direct communication, if requested by major stockholders
✔	Serving as spokesperson for the company, as requested
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Board and Stockholder Meetings and Board Committees
During our fiscal year ended January 31, 2023, our Board of Directors held five meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she served during the periods that he or she served.
Although we do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend. Four directors attended our 2022 annual meeting of stockholders.
Our Board of Directors has established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and an Operating Committee. The composition and responsibilities of each of the committees of our Board of Directors is described below. Members will serve on these committees until their resignation or until otherwise determined by our Board of Directors.
Audit Committee
Our Audit Committee consists of Ms. Evan and Messrs. Lazar and Park, with Mr. Lazar serving as the chair. Each member of our Audit Committee meets the requirements for independence for audit committee members under the listing standards of the New York Stock Exchange and SEC rules and regulations. Each member of our Audit Committee also meets the financial literacy and sophistication requirements of the listing standards of the New York Stock Exchange. In addition, our Board of Directors has determined that each of Ms. Evan and Mr. Lazar is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”). Our Audit Committee is, among other things, responsible for the following:
•	selecting and hiring our independent registered public accounting firm;
•	evaluating the performance and independence of our independent registered public accounting firm;
•	pre-approving the audit services and any non-audit services to be performed by our independent registered public accounting firm;
•	reviewing our financial statements and related disclosures and reviewing our critical accounting policies and practices;
•	reviewing the adequacy and effectiveness of our internal control policies and procedures and our disclosure controls and procedures;
•	overseeing procedures for the treatment of complaints on accounting, internal accounting controls, or audit matters;
•	reviewing and discussing with management and the independent registered public accounting firm the results of our annual audit and the financial statements included in our publicly filed reports;
•	reviewing and approving any proposed related person transactions; and
•	preparing the Audit Committee report included in our annual proxy statement.
Our Audit Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the New York Stock Exchange. A copy of the charter of our Audit Committee is available on our website at https://www.boxinvestorrelations.com/. During our fiscal year ended January 31, 2023, our Audit Committee held five meetings.
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Compensation Committee
During our fiscal year ended January 31, 2023, our Compensation Committee consisted of Mses. Barsamian and Mayer, Peter Leav and Mr. Park, with Ms. Mayer serving as the chair. In July 2022, Mr. Leav resigned from the Board of Directors and Compensation Committee. Our Compensation Committee currently consists of Mses. Barsamian and Mayer and Mr. Park, with Ms. Mayer serving as the chair. Each member of our Compensation Committee meets the requirements for independence for compensation committee members under the listing standards of the New York Stock Exchange and SEC rules and regulations, including Rule 10C-1 under the Exchange Act. Each member of our Compensation Committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Our Compensation Committee is, among other things, responsible for the following:
•
reviewing and approving our Chief Executive Officer’s and other executive officers’ annual base salaries, incentive compensation plans, including the specific goals and amounts, equity compensation, employment agreements, severance arrangements and change in control agreements, and any other benefits, compensation, or arrangements;

•	administering our equity compensation plans;
•	overseeing our overall compensation philosophy, compensation plans, and benefits programs; and
•	preparing the Compensation Committee report included in our annual proxy statement.
Our Compensation Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the New York Stock Exchange. A copy of the charter of our Compensation Committee is available on our website at https://www.boxinvestorrelations.com. During our fiscal year ended January 31, 2023, our Compensation Committee held six meetings.
Nominating and Corporate Governance Committee
During our fiscal year ended January 31, 2023, our Nominating and Corporate Governance Committee consisted of Ms. Evan, Kim Hammonds and Messrs. Levin and Walia, with Ms. Evan serving as the chair. In June 2022, Ms. Hammonds passed away. In August 2022, Mr. Levin joined the Nominating and Corporate Governance Committee. In March 2023, Mr. Walia joined the Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee currently consists of Ms. Evan and Messrs. Levin and Walia, with Ms. Evan serving as the chair. Each member of our Nominating and Corporate Governance Committee meets the requirements for independence under the listing standards of the New York Stock Exchange and SEC rules and regulations. Our Nominating and Corporate Governance Committee is, among other things, responsible for the following:
•	evaluating and making recommendations regarding the composition, organization and governance of our Board of Directors and its committees;
•	overseeing annual performance evaluations of the Board of Directors and its committees;
•	evaluating and making recommendations regarding the creation of additional committees or the change in mandate or dissolution of committees;
•	reviewing and making recommendations with regard to our corporate governance guidelines;
•	reviewing and approving conflicts of interest of our directors and corporate officers, other than related person transactions reviewed by our Audit Committee; and
•
reviewing and discussing with management the company’s environmental, social and governance activities, programs and public disclosure, including in light of any feedback received from stockholders, as well as the company’s priorities and risks relating to corporate social responsibility and environmental sustainability.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable listing standards of the New York Stock Exchange. A copy of the charter of our Nominating and Corporate Governance Committee is available on our website at https://www.boxinvestorrelations.com. During our fiscal year ended January 31, 2023, our Nominating and Corporate Governance Committee held two meetings.
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Operating Committee
Our Operating Committee was formed in March 2020 and consists of Mses. Barsamian and Mayer and Mr. Lazar, with Ms. Barsamian serving as the chair. Although the listing standards of the New York Stock Exchange and SEC rules and regulations do not specify independence requirements applicable to our Operating Committee, each member of the Operating Committee meets the general requirements for independence under the listing standards of the New York Stock Exchange and SEC rules and regulations. Our Operating Committee is responsible for working with our Chief Executive Officer, Chief Financial Officer, and management to identify and recommend opportunities for further improvement in growth and margin performance. During our fiscal year ended January 31, 2023, our Operating Committee held five meetings.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee is or has been an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board of Directors or Compensation Committee.
Considerations in Evaluating Director Nominees
Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our Nominating and Corporate Governance Committee will consider the current size and composition of our Board of Directors and the needs of our Board of Directors and the respective committees of our Board of Directors. Some of the qualifications that our Nominating and Corporate Governance Committee considers include, without limitation, issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest and other commitments. Nominees must also have the ability to offer advice and guidance to our Chief Executive Officer based on past experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. Director candidates must have sufficient time available in the judgment of our Nominating and Corporate Governance Committee to perform all Board of Directors and committee responsibilities. Members of our Board of Directors are expected to prepare for, attend, and participate in all Board of Directors and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our Nominating and Corporate Governance Committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.
Our Board of Directors believes that our Board of Directors should be a diverse body, and our Nominating and Corporate Governance Committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our Corporate Governance Guidelines provide that our Nominating and Corporate Governance Committee may consider such factors as gender, race, ethnicity, sexual orientation, and cultural background. Our Nominating and Corporate Governance Committee also considers these and other factors as it oversees the annual Board of Directors and committee evaluations. Our Corporate Governance Guidelines were amended in 2021 to memorialize the Nominating and Corporate Governance Committee’s commitment to actively seeking highly qualified women and individuals from underrepresented communities to include in the initial pool from which director candidates are selected. After completing its review and evaluation of director candidates, our Nominating and Corporate Governance Committee recommends to our full Board of Directors the director nominees for selection.
Stockholder Recommendations for Nominations to the Board of Directors
Pursuant to our Nominating and Corporate Governance Committee Policies and Procedures for Director Candidates, our Nominating and Corporate Governance Committee will consider candidates for director recommended by stockholders holding at least one percent (1%) of the fully diluted capitalization of our company continuously for at least twelve months prior to the date of the submission of the recommendation, so long as such recommendations comply with our Charter and Bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. Our Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its charter, our Bylaws, our policies and procedures for director candidates, as well as the regular director nominee criteria described above. This process is designed to ensure that our Board of Directors includes members with diverse backgrounds, skills and experience, including appropriate
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financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact our Chief Legal Officer or our Legal Department in writing. Such recommendations must include information about the candidate, a statement of support by the recommending stockholder, evidence of the recommending stockholder’s ownership of our Class A common stock and a signed letter from the candidate confirming willingness to serve on our Board of Directors. Our Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend for nomination as directors.
Communications with the Board of Directors
The Board of Directors values the input of stockholders and seeks the suggestions of stockholders on a regular basis. There are a number of avenues stockholders can utilize to communicate to Box, including by writing to our Board of Directors or to the particular member or members of our Board of Directors and mailing the correspondence to our Chief Legal Officer at Box, Inc., 900 Jefferson Ave., Redwood City, California 94063. If an interested party wishes to contact the independent members of our Board of Directors, the interested party should address such communication to the attention of the Chair of our Board of Directors at the address above. Our Chief Legal Officer, in consultation with appropriate members of our Board of Directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our Board of Directors, or if none is specified, to the Chair of our Board of Directors.
Stockholder Engagement
As owners of Box, we value our stockholders’ opinions and feedback. Maintaining an active dialogue with our stockholders is consistent with our corporate values of transparency and accountability, and we intend to continue these efforts in the future.
Our stockholder outreach program includes post-earnings communications, conferences, roadshows, bus tours, one-on-one and group meetings, technology webcasts, and general availability to respond to stockholder inquiries.
Since our IPO in 2015, we have held an annual “Investor Day” to provide stockholders with a detailed update on our strategy and financial outlook as well as access to the executive team.
The feedback we receive from stockholders from our outreach program helps our Board of Directors, leadership team, and employees develop a mutual understanding and trust with our stockholders. Members of our Board of Directors and senior executives directly engage from time to time with stockholders to hear unfiltered concerns and perspectives that shape our core strategy. Employees receive quarterly updates on investor sentiment following our earnings calls to empower them to drive alignment with corporate financial objectives.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
Over the years, we have devoted substantial attention to the subject of corporate governance and have developed Corporate Governance Guidelines, which set forth the principles that guide our Board in overseeing corporate governance, maintaining its independence, and evaluating its own performance and the performance of our executive officers. Our Corporate Governance Guidelines also address the role and composition of, and policies applicable to, our Board of Directors. For example, our Corporate Governance Guidelines reflect (1) our Board’s commitment to actively seeking highly qualified women and individuals from underrepresented communities to include in the initial pool from which director candidates are selected; (2) our position on average director tenure of ten years or less for independent directors to encourage director refreshment; and (3) our director resignation policy requiring any director who does not receive a majority of the votes cast in an uncontested director election to submit his or her resignation to the Board of Directors for the Board of Directors to accept or reject. Our Board of Directors reviews our governance practices, corporate governance developments and stockholder feedback on a regular basis to ensure continued effectiveness.
In addition, our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers, and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is posted on the Corporate Governance portion of our website at https://www.boxinvestorrelations.com. We will post amendments to our Code of Business Conduct and Ethics or waivers of our Code of Business Conduct and Ethics for directors and executive officers on the same website.
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Risk Management
Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, cyber security, legal and compliance, and reputational. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks the company faces, while our Board of Directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed.
Our Board of Directors believes that open communication between management and our Board of Directors is essential for effective risk management and oversight. Our Board of Directors meets with our Chief Executive Officer and other members of our senior management team at quarterly meetings of our Board of Directors, where, among other topics, they discuss strategy and risks facing the company, as well at such other times as they deem appropriate.
While our Board of Directors is ultimately responsible for risk oversight, our board committees assist our Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. Our Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance, and discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management. Our Audit Committee also reviews our major financial risk exposures, cyber security risks, and the steps management has taken to monitor and control these exposures. Our Audit Committee also monitors certain key risks on a regular basis throughout the fiscal year, such as risk associated with internal control over financial reporting and liquidity risk. Our Nominating and Corporate Governance Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure, corporate governance, corporate social responsibility and environmental sustainability. Our Compensation Committee assesses risks created by the incentives inherent in our compensation policies. Finally, our full Board of Directors reviews strategic and operational risk in the context of reports from the management team, receives reports on all significant committee activities at each regular meeting, and evaluates the risks inherent in significant transactions.
Environmental, Social and Governance
Leading positive change in the world has always been a key priority at Box. Our mission is to power how the world works together, and we believe that by making it easy to securely share ideas, businesses are able to connect with customers, governments can better serve citizens, and nonprofits make a greater impact. We aim to create a better future for generations to come, while building long-term value for our stakeholders, communities, customers, teams, and the planet.
Our Board of Directors supports our corporate focus on environmental, social, and governance (“ESG”) efforts, and our Nominating and Corporate Governance Committee periodically reviews, discusses and receives updates from our management on the company’s priorities and risks relating to ESG activities, programs and public disclosure, including feedback received from stockholders. Box’s commitment to ESG initiatives focuses on the following key areas outlined below. For more information, we encourage you to visit our website at https://www.box.com/about-us/esg and review our ESG framework.
Environmental
We are committed to making our world a better and more sustainable place. We have a shared interest with our many different stakeholders – our employees, customers, stockholders, and the planet, among others – in ensuring that we operate in an environmentally sustainable manner. The Box Content Cloud helps customers move away from legacy systems, digitize their businesses, and facilitate hybrid and remote work for their employees. This contributes to the reduction of inefficient technologies, manual and paper-based processes, work commuting, and all the attendant environmental impacts these activities cause. Through our ability to enable hybrid and remote work, our technology supports plans for business continuity in times of natural disaster or in the face of a pandemic, including the ability to work securely from anywhere on any device.
We continue to focus on reducing our carbon footprint and using data centers that have achieved, or have committed to achieve, 100% renewable energy targets. Over the past year, we made progress on our
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infrastructure transition to cloud service providers with environmental commitments and formally started our cloud sustainability program. As part of this program, we work with our cloud service providers to track the greenhouse gas emissions related to our usage of their cloud service. We are also focused on optimizing our usage of their cloud service with the goal of reducing our consumption, costs, and carbon emissions.
We have implemented other environmental sustainability initiatives that include:
Sustainable Offices
We prioritize reducing our impact and promoting sustainability in our office locations. Some of our highlights include:
•	Our Redwood City and San Francisco office buildings are Fitwel certified.
•	Four of our offices are LEED certified: Redwood City (Gold), San Francisco (Gold), Austin (Gold), and New York (Silver).
•	Our Warsaw and London offices are BREEAM certified. Our Warsaw office also achieved the gold standard under the International WELL Building Institute.
•	The Tekko building, where our Tokyo office is located, is powered 100% by renewable energy.
•	Through our in-office shred program in partnership with Shred Works, we were able to shred and recycle 5,800 pounds of paper in calendar year 2022, meaning none of it went to landfill.
•
In our Redwood City office, we have tracked our greenhouse gas emission savings since the implementation of our electric vehicle charging stations in December 2015. To date, we estimate our electric vehicle charging program has resulted in accumulated savings on greenhouse gas emissions of more than 300,000 kg.

The Green Team and Box.org
Community is a core mindset at Box, and an employee’s contributions to community form a part of our performance review process. We encourage all employees to champion belonging and make our communities better by driving inclusive team behaviors, social good and sustainable practices. As part of our company values, employees are encouraged to "be an owner" inside and outside Box. The Green Team is a Box employee group dedicated to protecting our planet. Box.org is the social impact arm of Box and includes protecting the environment as one of its three main areas of focus. Over the past two years, we supported The Nature Conservancy in planting approximately 3,500 trees, and donated over 2,000 pounds of technology hardware that were diverted from landfill.
Social
We are proud of the culture we have created at Box. We are values driven. We care not only about what gets done, but how it gets done. We care about each other and our communities. We invest in our Boxers and we invest in our communities within Box and beyond Box, both locally and globally.
Learning & Development
We want all of our employees to have thriving careers where they grow and develop in meaningful ways. There is no one-size-fits-all career path at Box, so we seek to ensure that every Boxer has the tools and support they need to drive their career. We do this by giving all Boxers access to learning and development opportunities based around individual needs in order to build up skill sets and experience. These initiatives include:
Internal mobility. We acknowledge that career progression looks less like a ladder and more like a climbing wall. We stand behind the idea that enabling our employees to work cross-functionally and within different teams provides a broader perspective of Box that will allow them to succeed in the future.
LearnFest. We offer LearnFest, our two week learning lineup for skill development and personal and professional growth, twice each year. During LearnFest, the entire company is encouraged to set aside focused time for trainings, workshops, book clubs, and other learning events.
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Professional coaching and external leadership development programs. We offer targeted professional coaching for all levels of our executive leadership team (i.e., director-level and above), as well as access to business education and networking programs such as The Leadership Consortium (Harvard), Stanford’s Women’s Executive Leadership program, and AWE, Advancing Women Executives.
On-Demand Learning. We offer all Boxers access to an on-demand learning platform so they can develop a wide variety of skills at a time and place of their choosing. We offer more than 3,000 courses aimed at personal development, management, leadership, and tech-based functional skill development to Boxers eager to learn.
Diversity, Equity, and Inclusion
One of our core values is creating a space where all Box employees can “Bring your (_____) Self to Work.” We take great pride in celebrating our differences, and we strive to hire the best talent from all backgrounds. We want to build teams that are as diverse as our customers and the world we live in, with a broad representation of gender, ethnicity, sexual orientation, religion, backgrounds, and perspectives — among many other dimensions of diversity. By being intentional about community and belonging, we also believe we can drive even better results. Our diversity, equity and inclusion (DEI) work focuses on three key areas:
•	Hiring: Sourcing top, underrepresented talent through proactive, external relationship building; promoting our external brand; and driving consistency with the interview and selection process.
•	Thriving: Ensuring that Box employees have exceptional career experiences; and monitoring career development and progression processes to reinforce consistency and fairness.
•	Belonging: Creating space where all Box employees can bring their whole selves to work; removing blind spots that unintentionally cause harm; and nurturing healthy, diverse communities.
Our hiring philosophy is centered around the belief that building diverse teams enables us all to do our best work and deliver the best business results. We seek to drive consistency throughout our interviewing and selection process. Our recruiters and managers complete unconscious bias training and we also offer training on unconscious bias and interviewing best practices to all of our employees. When recruiting executives, our policy is to interview at least one candidate from underrepresented backgrounds before making a hiring decision. We have also instituted programs to connect with underrepresented student groups and create a more fair and equitable hiring process. For example, our Box Business Fellowship provides students of historically underrepresented backgrounds with an opportunity to explore business careers in the tech industry. This program helps students develop the skills to succeed in tech industry roles and provides them with insights into available career opportunities. In addition, participants in this program are also invited to an expedited interview process for available roles at Box. We also continued to expand our Employee Resource Community Mentorship Program, which matches underrepresented Boxers with a 1:1 mentor to focus on skills and career development.
We hold ourselves accountable, which is why we signed the California Equal Pay Pledge. As part of our continued commitment, we conduct an annual company-wide gender pay analysis on hiring and promotion procedures to reduce unconscious bias and structural barriers to equitable compensation. In addition, we externally benchmark the compensation we provide for each role to ensure pay parity, and provide pay equity updates to our Compensation Committee on an annual basis. Our last analyses from May 2022 indicate that we had pay equity across gender globally for employees in similar jobs, accounting for factors such as role, level and location.
We also ensure that Boxers can Bring their (_____) Self to Work by creating safe spaces for engagement and providing opportunities for networking and development, while promoting a culture of learning and allyship to ensure that the needs of underrepresented employees are being met. We support a dynamic array of employee-led resource communities for historically underrepresented groups and different communities at Box, including Box Women’s Network, Black Excellence Network, Latinx, Pride, and Box Vets, among others.
We are honored to receive external recognition for these efforts, as reflected by the following awards:
•	Glassdoor Best Places to Work 2023, ranked #2
•	Human Rights Campaign Best Places to Work for LGBTQ Equality 2022, 100% Corporate Equality Index
•	Great Place to Work’s Best Workplaces for Parents 2022, ranked #11
•	Fortune 100 Best Companies to Work For 2023, ranked #27
•	Fortune Best Workplaces for Millennials 2022, ranked #48
•	Fortune Best Workplaces in the Bay Area 2022, ranked #12
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•	Fortune Best Workplaces in Technology 2022, ranked #12
•	Fortune Best Workplaces for Women 2022, ranked #18
Our commitment to diversity, equity, and inclusion is also evident within our Board of Directors, which is composed of 38% women and 38% directors from underrepresented communities. In addition, our Corporate Governance Guidelines were amended in 2021 to memorialize our commitment to actively seeking highly qualified women and individuals from underrepresented communities to include in the initial pool from which director candidates are selected.
For more information about our diversity, equity, and inclusion initiatives, we encourage you to visit our website at https://www.box.com/about-us/diversity-and-inclusion.
Employee Health and Safety
The health and safety of our employees is one of our top priorities. We strive to create an environment where Boxers are physically and mentally safe and healthy. We offer a comprehensive health and wellness benefits package to all full-time employees. For those hybrid and remote Boxers looking to improve their home office setups, we also support ergonomic consultations with an in-house, certified specialist. Additionally, in an effort to combat burnout and stress, Box offers company-wide mental health holidays, a meeting efficiency program, and other mental health benefits.
In 2022, we launched Box Stands Together. This program aims to aid Boxers in times of crisis and personal disaster. Through the financial support of Box and employee donations, Box Stands Together provides short-term financial assistance of up to $2,500 annually to Boxers directly affected by events like fires, floods, earthquakes, and hurricanes.
Our Commitment to Our Communities through Box.org
Every day we focus on leveraging the strengths of Box for greater good in our world. This means engaging our product, people and philanthropy strategically for greater positive impact. Our Box mission is to power how the world works together. Our Box.org spin on that mission is to power how the world does more good together. From organizations serving and protecting foster children, to those working on the front lines of disaster response, to others advocating for and protecting our planet, Box is powering productivity and efficiency gains that lead to compelling outcomes and real impact in child welfare, crisis response and environmental protection – our three Box.org themes.
We have supported and empowered our communities through Box.org product discounting and in-kind donation programs to over 11,000 nonprofits with over $34 million, annualized, of product access and support as of the end of fiscal year 2023. Additionally, a majority of our Boxers engaged in social impact by volunteering with a cause they care about, making a donation to an organization and/or providing pro-bono consulting to a nonprofit during fiscal year 2023.
This commitment to community shapes our Box culture and is an important reason why Box employees have voted us onto the 2023 Fortune 100 Best Companies to Work For list, which makes us proud.
Governance
In addition to the corporate governance policies, procedures and best practices we have implemented, as described in the above sections titled “Corporate Governance Highlights” and “Board of Directors and Corporate Governance”, our approach to strong governance is demonstrated in the following areas:
Corporate Governance: Compliance and Ethics
Among our core values, our goal to “Make Mom Proud” means we act with integrity, make ethical decisions, and use good judgment. Our culture of integrity starts with our Code of Business Conduct and Ethics and our compliance program, which includes risk assessment, development of policies and procedures, training, auditing and monitoring, and investigations and remediation of potential compliance matters. A copy of the Code of Business Conduct and Ethics is available on our website at https://www.boxinvestorrelations.com.
The Code of Business Conduct and Ethics applies to all Box directors and employees, including our executive officers. The Code of Business Conduct and Ethics is reviewed on an annual basis for any changes to law or
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policy and updated as appropriate. All new employees are required to complete training on the Code of Business Conduct and Ethics, and our employees must complete additional training on the Code of Business Conduct and Ethics and a compliance certification each year. Throughout the year, Box employees are required to complete supplemental trainings to address compliance risks associated with particular roles and functions at Box.
In addition, we are subject to the UK Modern Slavery Act of 2015 (the “Modern Slavery Act”) and voluntarily report on our compliance for Australia’s Modern Slavery Act of 2018. As part of our adherence to these acts, we publish an annual statement detailing our efforts to combat modern slavery and human trafficking, which is available on our website at https://www.boxinvestorrelations.com.
We strive to create a culture where open, honest communications are the expectation, not the exception. We want all employees to feel comfortable approaching their manager or any member of the Box leadership team in instances where our value “Make Mom Proud” has not been upheld. In January 2021, we began partnering with AllVoices to provide our employees with a platform where Boxers can safely and anonymously share feedback with company leadership, including complaints and concerns regarding possible violations of, or non-compliance with, the Code of Business Conduct and Ethics, a written statement of company policy or a law or regulation, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of a complaint. Reports may be made by phone or web reporting using our hotline at box.allvoices.co. Reports may be made anonymously and confidentially.
Political Contributions
Box employees must comply with all local, state, federal, foreign, and any other applicable laws and regulations regarding political contributions. Company funds or assets cannot be used for, or contributed to, political campaigns or practices under any circumstances unless pre-approved by Box’s Chief Legal Officer and, if appropriate, the Nominating and Corporate Governance Committee. However, it is acceptable for Box employees to make lawful personal political contributions. More information regarding our policies on political contributions can be found in the Code of Business Conduct and Ethics, which is available on our website at https://www.boxinvestorrelations.com.
Data Governance, Privacy, Security, and Compliance
Data security and privacy have never been more important. At their heart, digital security and privacy are about trust and transparency. We have established a multi-pronged approach to building and maintaining cloud-based security and privacy solutions for our customers. For more information about our commitment to security and compliance, we encourage you to visit our Box Trust Center at https://www.box.com/trust.
Our data privacy and security practices include:
•
Maintaining a transparent website and platform, including privacy and cookie notices, to inform our customers about how we collect, use, share, disclose, retain, and protect personal information in compliance with data protection laws, principles and certifications;

•	Enabling our customers to make data subject requests globally regardless of their location, thereby ensuring user data control and transparency around how we use, collect, and share user data;
•	Providing annual data protection and security training to all employees, supplemented with targeted/role specific data protection, privacy, and/or security training, as needed; and
•
Maintaining many of the most comprehensive security and privacy certifications available globally, that are assessed annually by third-party auditors, independent third-party assessors and/or internally to verify our compliance.

In addition, Box enables customers to secure their data in a number of ways, including:
•	Frictionless security enabled by built-in controls such as granular permissions, strong user authentication, and AES 256-bit encryption;
•	The ability of customers to manage their own encryption keys using Box KeySafe;
•	Simplified information governance that allows customers to easily set policies that retain, dispose of, and preserve content;
•	Box Zones, which enables organizations to address data residency obligations across multiple geographies; and
•	Box Shield, which automatically scans files and classifies them based on admin-defined policies, enabling organizations to better manage highly sensitive data at scale.
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Our commitment to protecting the privacy and security of our corporate and customer data has resulted in Box achieving the following security and privacy compliance certifications, including but not limited to: APEC Cross Border Privacy Rules (CBPR); APEC Privacy Recognition for Processors (PRP); Cloud Computing Compliance Control Catalog (C5); DoD Impact Level 4 Authorization; FedRAMP Moderate; Information System Security Management and Assessment Program (ISMAP); ISO 27001, 27017, 27018 and 27701; PCI-DSS; EU-U.S. and Swiss-U.S. Privacy Shield Framework; SOC 1,2,3; Trusted Cloud Data Protection Profile (TCDP); and PCI-DSS.
For additional ESG information, we encourage you to visit our ESG Website at https://www.box.com/about-us/esg.
Director Compensation
Outside Director Compensation Policy
Under our Outside Director Compensation Policy, members of our Board of Directors who are not employees of Box (“outside directors”) receive compensation in the form of equity and cash, as described below. However, pursuant to the Investment Agreement described below in “Related Person Transactions”, Mr. Park, a director designated by KKR, is not entitled to receive any compensation from Box for his service on our Board of Directors.
On a periodic basis, our Compensation Committee consults with Compensia, a nationally recognized independent compensation consulting firm, regarding the compensation paid to our outside directors. Following the end of fiscal years 2022 and 2023, as part of the reviews, our Compensation Committee reviewed data provided by Compensia regarding the compensation provided to outside directors of our peer companies.
Cash Compensation
Under our Outside Director Compensation Policy in effect entering fiscal year 2023, each outside director was eligible to receive a cash retainer of $35,000 for serving on our Board of Directors. In March 2022, the Compensation Committee, in consultation with Compensia, recommended and the Board of Directors approved an amendment to our Outside Director Compensation Policy, increasing the annual retainer for our Board of Directors from $35,000 to $40,000, effective March 24, 2022. In addition, our Chair was eligible to receive an additional annual cash retainer of $50,000, and outside directors were also eligible to receive the following additional annual cash fees for service on the committees of our Board of Directors.
Committee	Committee Member Annual Retainer During Fiscal Year 2023	Committee Chair Annual Retainer During Fiscal Year 2023
Audit Committee	$10,000	$20,000
Compensation Committee	$8,000	$20,000
Nominating and Corporate Governance Committee	$5,000	$10,000
Operating Committee	$8,000	$20,000
Following fiscal year 2023, in March 2023, the Compensation Committee, in consultation with Compensia, recommended and the Board of Directors approved an amendment to our Outside Director Compensation Policy, increasing the annual retainer for our Audit Committee Chair from $20,000 to $25,000, effective March 22, 2023.
Cash retainers and fees are pro-rated for partial years of service.
Equity Compensation
Under our Outside Director Compensation Policy in effect during fiscal year 2023, a newly-elected outside director was eligible to receive an initial equity award with a value of $400,000, comprised entirely of restricted stock units (“RSUs”), upon joining our Board of Directors (collectively, “Initial Equity Award”). The Initial Equity Award vests generally over a three-year period, subject to continued service through each vesting date.
On the date of each annual meeting of our stockholders, each outside director was eligible to receive an annual equity award with a value of $200,000 (“Annual Equity Award”). The Annual Equity Award is composed entirely of RSUs. The Annual Equity Award fully vests upon the earlier of (i) the 12-month anniversary of the grant date or (ii) the date of the subsequent year’s annual stockholder meeting, in each case, subject to continued service
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through the vesting date. An outside director was not eligible for an Annual Equity Award unless the outside director had been a director for at least one full calendar year or since the previous year’s annual meeting of stockholders. In addition, at each annual stockholder meeting, the non-executive Chair of the Board would receive an additional award of RSUs with a value of $100,000. The award would vest at the earlier of (a) twelve months from the date of grant or (b) the date of the subsequent year’s annual stockholder meeting, in each case, subject to continued service through the vesting date.
Following fiscal year 2023, in March 2023, the Compensation Committee, in consultation with Compensia, recommended and the Board of Directors approved an amendment to our Outside Director Compensation Policy, to decrease the amount of the Initial Equity Award for directors who do not join the Board on the date of an annual meeting of stockholders with the grant value of the Initial Equity Award pro-rated based on the newly-elected director’s length of service since the prior year’s annual meeting, and removed the minimum service requirement for an outside director to be eligible to receive an Annual Equity Award.
Under the Outside Director Compensation Policy, as amended effective March 22, 2023, a newly-elected outside director is eligible to receive an initial equity award with a value of $200,000 (“Amended Initial Equity Award”), comprised entirely of RSUs. The Amended Initial Equity Award vests generally over a three-year period, subject to continued service through each vesting date.
In addition, effective March 22, 2023, a newly-elected outside director is also eligible to receive an additional award of RSUs with a value equal to the product of (i) $200,000 multiplied by (ii) a fraction, with (x) the numerator equal to 365 minus the number of days completed since the prior annual meeting of the company's stockholders and (y) the denominator equal to 365 (collectively, the “Additional Initial Equity Award”). The Additional Initial Equity Award will fully vest upon the earlier of: (i) the 12-month anniversary of the prior year’s annual stockholder meeting; or (ii) the date of the subsequent year’s annual stockholder meeting, in each case, subject to continued service through the vesting date.
Notwithstanding the vesting schedules described above, the vesting of each equity award granted to our outside directors will accelerate in full upon a change in control of the company.
The number of RSUs subject to an equity award described above is determined by dividing the specified value of the award by the average closing price of a share of our Class A common stock for the 30-trading day period ending the trading day before the grant date, with the number of shares determined rounded down to the next whole share.
Stock Ownership Guidelines
Our Board of Directors believes that our directors should hold a meaningful financial stake in the company in order to further align their interests with those of our stockholders. As such, our Board of Directors adopted stock ownership guidelines. Under these guidelines, our non-employee directors are required to achieve specified ownership levels by the later of (i) five years of such individual’s appointment, election or promotion date, as applicable, and (ii) July 2, 2024. In February 2023, our Compensation Committee amended the stock ownership guidelines to increase the specified ownership levels for our Board of Directors. Under these amended guidelines, each non-employee director must own company stock with a value of five times the annual cash retainer for Board service. Our Compensation Committee also amended the stock ownership guidelines so that vested and unvested stock options and unearned performance-based stock units (“PSUs”) are not considered qualifying stock ownership holdings counted towards compliance with the guidelines. As of May 1, 2023, all of our non-employee directors met, exceeded, or were on track to meet these ownership guidelines, as amended, within the time frames set out above based on their respective rates of stock accumulation.
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Director Compensation for Fiscal Year 2023
The following table provides information regarding the total compensation that was earned by each of our non-employee directors with respect to our fiscal year ended January 31, 2023.
Director	Fees Earned or Paid In Cash ($)	Stock Awards($)(1)	Total($)
Sue Barsamian(2)	67,055	204,508	271,563
Carl Bass(3)	5,370	—	5,370
Dana Evan(4)	59,055	204,508	263,563
Kim Hammonds(5)	21,138	—	21,138
Jack Lazar(6)	67,055	204,508	271,563
Peter Leav(7)	20,918	—	20,918
Dan Levin(8)	41,360	204,508	245,868
Bethany Mayer(9)	117,055	306,748	423,803
John Park(10)	—	—	—
Amit Walia(11)	18,438	438,902	457,340
(1)
The amounts reported represent the aggregate grant-date fair value of the RSUs awarded to the director, calculated in accordance with FASB ASC Topic 718. The grant date fair value of the RSUs is determined by multiplying the closing stock price on the date of grant by the number of shares of Class A common stock subject to the RSU award.

(2)	As of January 31, 2023, Ms. Barsamian held 7,773 RSUs and options to purchase 28,726 shares of our Class A common stock.
(3)	Mr. Bass ceased serving on our Board of Directors on March 21, 2022.
(4)	As of January 31, 2023, Ms. Evan held 7,773 RSUs and options to purchase 57,362 shares of our Class A common stock.
(5)	Ms. Hammonds ceased serving on our Board of Directors on June 28, 2022.
(6)	As of January 31, 2023, Mr. Lazar held 13,051 RSUs and options to purchase 31,666 shares of our Class A common stock.
(7)	Mr. Leav ceased serving on our Board of Directors on July 14, 2022.
(8)
As of January 31, 2023, Mr. Levin held 7,773 RSUs and options to purchase 441,789 shares of our Class A common stock, of which options to purchase 431,137 shares were granted to him during his service as an officer of the Company.

(9)	As of January 31, 2023, Ms. Mayer held 21,406 RSUs.
(10)	Pursuant to the Investment Agreement described below in “Related Person Transactions,” Mr. Park is not entitled to receive any compensation from Box for his service on our Board of Directors.
(11)	As of January 31, 2023, Mr. Walia held 14,149 RSUs.
Our directors who are also our employees receive no additional compensation for their service as directors. During our fiscal year ended January 31, 2023, Mr. Levie was employed as our Chief Executive Officer. See the section titled “Executive Compensation” for additional information about the compensation paid to Mr. Levie.
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PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Our Board of Directors is composed of eight members. In accordance with our amended and restated certificate of incorporation, as amended (the “Charter”), our Board of Directors is divided into three staggered classes of directors. At the Annual Meeting, three Class III directors will be elected for a three-year term to succeed the same class whose term is then expiring.
Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our Board of Directors may have the effect of delaying or preventing changes in control of our company.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING DIRECTORS TO THE BOARD:

✔ Sue Barsamian	✔ Jack Lazar	✔ John Park
Nominees
Our Nominating and Corporate Governance Committee has recommended, and our Board of Directors has approved, Sue Barsamian, Jack Lazar and John Park as nominees for election as Class III directors at the Annual Meeting. If elected, each of Ms. Barsamian and Messrs. Lazar and Park will serve as Class III directors until our 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified. Each of the nominees is currently a director of our company. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”
If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “For” the election of Ms. Barsamian and Messrs. Lazar and Park. We expect that each of Ms. Barsamian and Messrs. Lazar and Park will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our Board of Directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker, bank or other nominee, your broker, bank or other nominee will leave your shares unvoted on this matter.
Vote Required
Each director nominee will be elected by a vote of the majority of the votes cast. A majority of the votes cast means the number of votes cast “For” such nominee’s election exceeds the number of votes cast “Against” that nominee. You may vote “For,” “Against,” or “Abstain” with respect to each director nominee. Broker non-votes and abstentions, if any, will have no effect on the outcome of the election.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE.	✔
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PROPOSAL NO. 2 — ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), enables stockholders to approve, on an advisory and non-binding basis, the compensation of our named executive officers as disclosed pursuant to Section 14A of the Exchange Act. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole and our executive compensation philosophy, policies, and practices described in this proxy statement.
With this Say-on-Pay proposal, we are offering our stockholders an opportunity to cast an advisory vote to approve the compensation of our named executive officers, as disclosed in this proxy statement. Although the vote is non-binding, we value continuing and constructive feedback from our stockholders on compensation and other important matters. The Board of Directors and the Compensation Committee will consider the voting results when making future compensation decisions. At our 2022 annual meeting of stockholders, approximately 93% of votes cast by our stockholders approved the compensation of our named executive officers as disclosed in the 2022 proxy statement.
At our 2022 annual meeting of stockholders, our stockholders recommended that we hold a Say-on-Pay vote each year. Accordingly, we expect that the next Say-on-Pay vote after this year’s vote will take place at our 2024 annual meeting of stockholders and that we will hold a Say-on-Pay vote on an annual basis for the foreseeable future.
We believe that the information provided in the section titled “Executive Compensation,” and in particular the information discussed in the section titled “Executive Compensation—Compensation Discussion and Analysis—Compensation Philosophy,” demonstrates that our executive compensation program was designed appropriately and is working to align management’s interests with our stockholders’ interests to support long-term value creation. Accordingly, we ask our stockholders to vote “For” the following resolution at the Annual Meeting:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in the proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, compensation tables and narrative discussion, and other related disclosure.”
Vote Required
Approval of the advisory vote on the compensation of our named executive officers requires the approval of a majority of the voting power of the shares of our Voting Stock present virtually or by proxy and entitled to vote at the Annual Meeting. Abstentions are treated as shares present virtually or by proxy and entitled to vote at the Annual Meeting and, therefore, will have the same effect as a vote “Against” this proposal. Any broker non-votes will have no effect on the outcome of the vote.
As an advisory vote, this proposal is non-binding. Although the vote is non-binding, our Board of Directors and our Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.	✔
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PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed Ernst & Young LLP (“EY”), independent registered public accountants, to audit our consolidated financial statements for our fiscal year ending January 31, 2024. During our fiscal year ended January 31, 2023, EY served as our independent registered public accounting firm.
Notwithstanding the appointment of EY and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our Audit Committee believes that such a change would be in the best interests of our company and our stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of EY as our independent registered public accounting firm for our fiscal year ending January 31, 2024. Our Audit Committee is submitting the appointment of EY to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of EY will be present at the Annual Meeting, and they will have an opportunity to make a statement and will be available to respond to appropriate questions from our stockholders.
If our stockholders do not ratify the appointment of EY, our Board of Directors may reconsider the appointment.
Fees Paid to the Independent Registered Public Accounting Firm
The following table presents fees for professional audit services and other services rendered to our company by EY for our fiscal years ended January 31, 2022 and 2023, respectively.
	2022	2023
Audit Fees(1)	$2,675,542	$2,559,564
Tax Fees(2)	$632,417	$544,980
Total Fees	$3,307,959	$3,104,544
(1)
Audit Fees consist of professional services provided in connection with the audit of our annual consolidated financial statements and the audit of internal control over financial reporting, including the review of our unaudited quarterly consolidated financial statements, and audit services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	Tax Fees consist of fees for professional services for tax compliance, tax advisory and tax planning. These services include assistance regarding federal, state and international tax compliance.
Auditor Independence
Pursuant to its charter and the policy described further below, our Audit Committee pre-approves audit and non-audit services rendered by our independent registered public accounting firm, EY. Our Audit Committee has determined that the rendering of non-audit services for tax compliance, tax planning and tax advisory by EY is compatible with maintaining the independence of EY.
Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our Audit Committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the public accountants’ independence. All fees paid to EY for our fiscal years ended January 31, 2022 and 2023 were pre-approved by our Audit Committee.
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Vote Required
The ratification of the appointment of EY as our independent registered public accounting firm requires the affirmative vote of a majority of the voting power of the shares of our Voting Stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions are treated as shares present virtually or by proxy and entitled to vote at the Annual Meeting and, therefore, will have the same effect as a vote “Against” this proposal. Any broker non-votes will have no effect on the outcome of the vote.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.	✔
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REPORT OF THE AUDIT COMMITTEE
The Audit Committee is a committee of the Board of Directors comprised solely of independent directors as required by the listing standards of the New York Stock Exchange and rules and regulations of the SEC. The Audit Committee operates under a written charter approved by the Board of Directors, which is available on the company’s website at https://www.boxinvestorrelations.com. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee periodically reviews and assesses the adequacy of its charter and the Audit Committee’s performance.
With respect to the company’s financial reporting process, the management of the company is responsible for (1) establishing and maintaining internal controls and (2) preparing the company’s consolidated financial statements. The company’s independent registered public accounting firm, EY, is responsible for performing an independent audit of the company’s consolidated financial statements and of the company’s internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and to issue a report thereon. It is the responsibility of the Audit Committee to oversee these activities. It is not the responsibility of the Audit Committee to prepare the company’s financial statements. In the performance of its oversight function, the Audit Committee has:
•	reviewed and discussed the audited financial statements with management and EY;
•	discussed with the independent auditors the matters required to be discussed by the applicable requirements of the PCAOB and the SEC; and
•
received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with EY its independence.

Based on the Audit Committee’s review and discussions with management and EY, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended January 31, 2023 for filing with the Securities and Exchange Commission.
Respectfully submitted by the members of the Audit Committee of the Board of Directors:
•	Jack Lazar (Chair)
•	Dana Evan
•	John Park
This report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
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EXECUTIVE OFFICERS
The following table identifies certain information about our executive officers as of May 1, 2023. Our executive officers are appointed by, and serve at the discretion of, our Board of Directors. There are no family relationships among any of our directors or executive officers.
Name	Age	Position
Aaron Levie	38	Chief Executive Officer
Dylan Smith	37	Chief Financial Officer
Stephanie Carullo	55	Chief Operating Officer
Aaron Levie co-founded our company and has served as our Chief Executive Officer and a member of our Board of Directors since April 2005. Mr. Levie also served as Chair of our Board of Directors from December 2013 to May 2021. Mr. Levie attended the University of Southern California from 2003 to 2005.
Dylan Smith co-founded our company and has served as our Chief Financial Officer since April 2005. Mr. Smith holds a B.A. in Economics from Duke University.
Stephanie Carullo has served as our Chief Operating Officer since August 2017. Prior to joining Box, from June 2016 to August 2017, Ms. Carullo served as an advisor at several privately held companies. From September 2015 to May 2016, Ms. Carullo was Head of Partnerships at Hampton Creek Inc., a food company. From September 2011 to August 2015, Ms. Carullo served as Vice President of U.S. Education Sales at Apple, Inc. Previously, Ms. Carullo served in various go-to-market leadership roles, including Vice President of Data Center and Virtualization Sales at Cisco, and sales leadership, general management, and consulting positions at IBM in Asia. Ms. Carullo holds a Bachelor of Arts Degree with Honors in Economic History from Monash University, Australia.
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EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes the material elements of our executive compensation program for our named executive officers. For our fiscal year ended January 31, 2023, our named executive officers were:
•	Aaron Levie, our Chief Executive Officer;
•	Dylan Smith, our Chief Financial Officer; and
•	Stephanie Carullo, our Chief Operating Officer.
Our Company
Box is the Content Cloud: a single secure, cloud-native platform for managing the entire content journey. Content – from blueprints to wireframes, videos to documents, proprietary formats to PDFs – is the source of an organization’s unique value. The Box Content Cloud enables our customers to securely manage the entire content lifecycle, from the moment a file is created or ingested to when it’s shared, edited, published, approved, signed, classified, and retained. Box keeps content secure and compliant, while also allowing easy access and sharing of this content from anywhere, on any device – both within the organization and with external parties.
With our Software-as-a-Service (SaaS) platform, users can collaborate on content both internally and with external parties, automate content-driven business processes, develop custom applications, and implement data protection, security and compliance features to comply with legal and regulatory requirements, internal policies and industry standards and regulations. The Box Content Cloud accelerates business processes, improves employee productivity, enables secure hybrid work, and protects an organization’s most valuable data. Our platform enables a broad set of high-value business use cases across enterprises and user experiences. Our platform integrates with more than 1,500 leading enterprise business applications, such as those offered by Adobe, Apple, Cisco, Cloudfare, Google, IBM, Microsoft, Okta, Palo Alto Networks, Salesforce, ServiceNow, Slack and Zoom, supports hundreds of file formats and media types, and is compatible with multiple application environments, operating systems and devices, ensuring that workers can securely access their critical business content whenever and wherever they need it.
Executive Summary
Fiscal 2023 Performance
Our fiscal year ended January 31, 2023 marked substantial progress across all facets of our business – strategically, operationally and financially. Key financial results for our fiscal year 2023 included the following:
•	Revenue: Our revenue in fiscal year 2023 was $990.9 million, an increase of 13% from fiscal year 2022.
•
Non-GAAP Operating Income: Our non-GAAP operating income in fiscal year 2023 was $229.0 million, or 23% of revenue, an improvement over our prior fiscal year non-GAAP operating income of $173.4 million, or 20% of revenue.

Revenue and non-GAAP operating income were elements of our incentive compensation plan for fiscal year 2023. Please see the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K included with your proxy materials, for a more detailed discussion of our fiscal year 2023 financial results and, beginning on page 63 of that Annual Report on Form 10-K, a discussion regarding, and reconciliation of, our non-GAAP to GAAP financial measures.
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Fiscal 2023 Executive Compensation Highlights
For our fiscal year ended January 31, 2023, the key highlights of our executive compensation program included:
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Below Market Short-Term and Long-Term CEO Compensation. Throughout his tenure as our Chief Executive Officer, Mr. Levie has expressed a preference to our Compensation Committee that his short-term compensation be modest to allow us to invest more in other areas of the business. Mr. Levie maintained this preference in fiscal year 2023 and, as such, his base salary and target total short-term compensation remained well below the 25th percentile in our compensation peer group. Additionally, Mr. Levie has declined to receive equity grants in all but one year since our initial public offering. Mr. Levie maintained that preference in fiscal year 2023 and did not receive any equity grants (other than with respect to his fiscal year 2022 executive bonus plan compensation, which was partially paid out in the form of RSUs in lieu of cash in line with our executive bonus plan).

•
Pay for Performance – Fiscal 2023 Executive Bonus Plan Payouts. Our named executive officers participated in the Fiscal 2023 Executive Bonus Plan (as defined below), which we believe promotes our pay for performance philosophy since the payouts were 100% at-risk based on achievement of the company’s revenue and non-GAAP operating income goals. Awards earned under this incentive compensation plan were paid out in an equal mix of cash and fully vested RSUs having an equivalent cash value to the award earned. The number of RSUs was calculated by converting 50% of the dollar payout amounts into shares using the average closing price of a share of our Class A common stock for the 30-trading day period ending the trading day before the grant approval date.

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Increases to Salaries and Target Short-Term Compensation of our named executive officers other than the CEO. In fiscal year 2023, we maintained the target bonus percentages of our named executive officers. We increased Ms. Carullo’s and Mr. Smith’s base salaries, raising their overall target short-term compensation, to be more competitive with similarly situated executives of our compensation peer group, after taking into account their individual performance and contributions to the company. Although Mr. Levie’s short term compensation was well below comparable compensation for the CEOs of our peer group in fiscal year 2023, Mr. Levie continued to prefer to receive modest short-term compensation.

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Grant of an Equal Mix of PSUs and RSUs. To further align our stockholders’ interests with Ms. Carullo’s and Mr. Smith’s interests, the Compensation Committee granted them an equal mix of PSUs and RSUs in fiscal year 2023. The PSUs vest only to the extent that both the performance-based and time-based conditions are satisfied as further discussed below.

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Overview
The Compensation Committee reviews on an ongoing basis the company’s executive compensation program to evaluate whether it supports the company’s executive compensation philosophies and objectives and is aligned with stockholder interests. Our executive compensation practices include the following, each of which the Compensation Committee believes reinforces our executive compensation objectives and are aligned with stockholder interests:
What we do		What we don’t do
✔	Modest CEO compensation. Our Chief Executive Officer receives modest short-term compensation and minimal equity compensation grants.	✘	No single-trigger benefits. We do not provide our named executive officers with any payments or benefits that vest or are paid solely upon a change in control.
✔	Annual Say-on-Pay votes. We hold an annual Say-on-Pay vote, and our Compensation Committee considers the results of the vote when evaluating our executive compensation program.	✘	No guaranteed salary increases. We do not guarantee our named executive officers any salary increases.
✔	Stock ownership requirements. We have adopted policies with respect to minimum stock ownership requirements for our named executive officers and members of our Board of Directors.	✘	No perquisites or special benefits. We do not provide our named executive officers with perquisites or other personal benefits that are not generally offered to all other employees.
✔
Clawback policy. We adopted a policy that allows us to recover any cash or equity-based incentive compensation from our named executive officers when the payment of such compensation was based upon financial results that were subsequently the subject of a financial restatement.
		✘	No tax gross-ups. We do not provide our named executive officers with any tax gross-ups.
✔
Significant amount of compensation at-risk. A significant portion of our named executive officers’ compensation is at-risk compensation that is tied to achievement of corporate goals pursuant to our Executive Bonus Plan or our PSUs.
		✘	No special retirement plans. We do not provide our named executive officers with any special executive retirement plans.
✔
Peer group review. We engage an outside compensation consultant to assist us in annually developing and updating a group of peer companies based on our selection criteria to help us determine named executive officer compensation.

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Compensation Philosophy
Our executive compensation program is structured to provide compensation plans, policies, and programs that attract and retain the best talent for positions of substantial responsibility, provide incentives for such persons to perform to the best of their abilities, and to promote the success of our business. The following table identifies the main elements of our Fiscal 2023 executive compensation program and the reasons for each:
Element	Reasons for Providing Element
Base Salary	Provide our named executive officers compensation for their services based on their knowledge, skills, past performance, and experience
Performance-based Bonuses	Encourage our named executive officers to achieve short-term individual and company goals that drive our growth
Performance-based and Time-based Equity Awards	Provide long-term retention and incentives to our named executive officers that align their interests with our stockholders’ interests
Welfare and Other Employee Benefits	Provide for our named executive officers’ health and well-being consistent with the benefits received by our other employees
Change in Control and Severance Benefits
Provide our named executive officers with a measure of security in order to minimize any distractions related to termination of employment and/or change in control and allow our named executive officers to focus on their duties and responsibilities to maximize stockholder value

Impact of 2022 Stockholder Advisory Vote on Compensation of Named Executive Officers
We conducted a Say-on-Pay vote at our 2022 annual meeting of stockholders. Approximately 93% of the votes cast by stockholders were in favor of approving the compensation of our named executive officers, an increase from the preceding year’s result of 75%. While evaluating our executive compensation program in fiscal year 2023, our Compensation Committee considered the results and maintained the compensation philosophy and objectives and general approach to executive compensation from the prior year.
Processes and Procedures for Compensation Decisions
Our Compensation Committee is responsible for the compensation program for our executive officers and reports to our Board of Directors on its discussions, decisions and other actions.
Involvement of Management
In fiscal year 2023, our Chief Executive Officer, Chief People Officer, and certain other management team members typically attended Compensation Committee meetings and were involved in the determination of compensation for our other executives. These senior executives made recommendations to our Compensation Committee regarding short-term and long-term compensation for all executives (other than with respect to their own compensation) based on our results, an individual executive’s contribution toward these results, and each individual’s performance against their individual goals. Our Compensation Committee then reviewed the recommendations and other data provided by outside compensation advisors and management and made decisions as to the compensation for each executive.
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Use of Outside Advisors
Our Compensation Committee is authorized to retain the services of executive compensation advisors, as it sees fit, for the establishment of our compensation programs and related policies and adjustments to the compensation elements and amounts. For our fiscal year ended January 31, 2023, our Compensation Committee retained Compensia, a national compensation consulting firm, to provide it with information, recommendations, and other advice relating to executive compensation on an ongoing basis. Compensia serves at the discretion of our Compensation Committee. Among other things, our Compensation Committee engaged Compensia to assist in developing and updating a group of peer companies to help us determine the level of overall compensation for our executives and assess each separate element of compensation, with a goal of providing compensation that is competitive, fair, motivating and retentive. The Compensation Committee reviewed the independence of Compensia under New York Stock Exchange and SEC rules and concluded that the work of Compensia has not raised any conflict of interest.
Stockholder Engagement
As owners of Box, we value our stockholders’ opinions and feedback on topics of interest to our stockholders, including on our executive officer and director compensation program and environmental, social and governance matters. Maintaining an active dialogue with our stockholders is consistent with our corporate values of transparency and accountability, and we intend to continue these efforts in the future.
The feedback we receive from stockholders from our outreach program helps our Board of Directors, leadership team, and employees develop a mutual understanding and trust with our stockholders. Members of our Board of Directors and senior executives directly engage from time to time with stockholders to hear unfiltered concerns and perspectives that shape our core strategy and other decisions on matters of interest to our stockholders. As discussed below, after receiving feedback that stockholders would like to see a portion of the equity compensation for our named executive officers to be in the form of performance-based awards, the equity grants made to Ms. Carullo and Mr. Smith in fiscal years 2023 and 2024 were equally split between PSUs and RSUs.
Peer Group Compensation Data
With Compensia’s assistance, our Compensation Committee approved a group of public companies to be used when conducting a competitive market analysis of executive officer compensation. For our compensation decisions made on or before September 2022, which included our named executive officers’ equity awards approved in April 2022, our compensation peer group was made up of publicly-traded companies in the software industry that generally had revenues between $300 million and $1.9 billion, a market capitalization between $1.1 billion and $10.7 billion, a three-year compound annual growth rate (“CAGR”) below 20%, and generally were headquartered in California.
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In September 2022, our Compensation Committee re-assessed our compensation peer group based on an updated set of compensation peer group selection criteria. Using that updated criteria, our Compensation Committee approved an updated compensation peer group made up of publicly-traded companies in the software industry that generally had revenues between $500 million and $2 billion, a market capitalization between $1.2 billion and $10 billion, and generally are headquartered in California. The two compensation peer groups used in fiscal year 2023 were:
Compensation Peer Group Entering Fiscal Year 2023	Changes	Compensation Peer Group Revised in Fiscal Year 2023 for Decisions after September 2022
8x8 Inc.	Removed
	Added	Alteryx
Cloudera, Inc.	Removed
	Added	Confluent Inc.
Cornerstone OnDemand Inc.	Removed
	Added	Coupa Software
Dropbox, Inc.		Dropbox, Inc.
	Added	Elastic N.V.
Five9 Inc.		Five9 Inc.
Guidewire Software, Inc.		Guidewire Software, Inc.
	Added	HashiCorp
	Added	Informatica
Mandiant, Inc. (formerly FireEye, Inc.)	Removed
Medallia, Inc.	Removed
Momentive Global Inc. (formerly SurveyMonkey Inc.)	Removed
New Relic, Inc.		New Relic, Inc.
Nutanix, Inc.		Nutanix, Inc.
PagerDuty, Inc.		PagerDuty, Inc.
Proofpoint Inc.	Removed
Qualys, Inc.		Qualys, Inc.
SolarWinds Corp		SolarWinds Corp
	Added	Splunk Inc.
Stamps.com Inc.	Removed
	Added	Teradata Corp
Verint Systems Inc.		Verint Systems Inc.
Zendesk, Inc.	Removed
Zuora, Inc.	Removed
Our Compensation Committee believed these companies were appropriate for our compensation peer group because they were viewed as similarly sized, operated in the same or similar industries as us, had similar growth trajectories, and reflected our competitive market for senior executives.
In setting the elements of compensation for our named executive officers, our Compensation Committee reviewed base salary, target annual incentive compensation opportunity, target total short-term compensation (i.e., base salary plus target incentive opportunity), annual long-term incentive, and total direct compensation values for our named executive officers and those of similarly situated executives of our compensation peer group. Compensia provided data at the 25th, 50th, 60th and 75th percentiles for such compensation, and our Compensation Committee used this data as a reference. Our Compensation Committee did not benchmark any compensation element to a specific percentile, and our Compensation Committee instead set our named executive officers’ compensation at levels it deemed appropriate after considering other factors, such as each of our named executive officers’ contributions, our short-term and long-term objectives, and prevailing market conditions.
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Executive Compensation Program Elements
The following sections describe each element of our executive compensation program, provide the rationale for each such element, and explain how our Compensation Committee determined compensation amounts and awards for our fiscal year ended January 31, 2023.
Base Salary
Base salary is the main fixed element of our named executive officers’ short-term compensation. Base salary compensates our named executive officers for services they provide to us during the fiscal year. Our Compensation Committee typically performs an annual review during which it considers adjustments to our named executive officers’ base salaries after considering such factors as the prevailing market conditions and the named executive officer’s responsibilities, knowledge, skills, experience, and performance. These adjustments allow us to remain competitive in attracting and retaining executive talent.
In fiscal year 2023, our Compensation Committee did not change Mr. Levie’s base salary. Effective May 1, 2022, Mr. Smith received an increase in base salary from $370,000 to $425,000 and Ms. Carullo received an increase in base salary from $370,000 to $400,000 to be more competitive with similarly situated executives at the companies in our compensation peer group, after taking into account their individual performance and contributions to the company.
The base salaries of our named executive officers during fiscal year 2023 are listed in the table below.
Named Executive Officer	Base Salary Entering Fiscal Year 2023	Base Salary revised for Fiscal Year 2023 Effective May 2022
Mr. Levie	$180,000	$180,000
Ms. Carullo	$370,000	$400,000
Mr. Smith	$370,000	$425,000
The total base salaries earned by our named executive officers during our fiscal year ended January 31, 2023 are listed in the “Summary Compensation Table for Fiscal Year 2023” section below.
In March 2023, in light of the expected impact of the macro-economic environment on our business, and to help ensure we meet our operating margin commitments, our Compensation Committee approved a ten percent reduction in the base salaries of our named executive officers.
Non-Equity Incentive Plan Compensation
We use performance-based incentives to motivate our named executive officers to achieve our annual financial and operational objectives, while making progress towards our longer-term strategic and growth goals. Typically, near the beginning of each fiscal year, our Compensation Committee adopts the performance criteria and targets for the incentive compensation plan for that fiscal year, which identifies the plan participants and establishes the target incentive opportunity for each participant, the performance measures and the associated target levels for each measure, and the potential payouts based on actual performance for the fiscal year. Payments under our incentive compensation plan for fiscal year 2023 were made in an equal mix of cash and fully-vested RSUs.
Fiscal Year 2023 Bonus Plan

•
Overview and Structure. In March 2022, our Compensation Committee adopted and approved our omnibus Executive Incentive Plan for fiscal year 2023 (the “Fiscal 2023 Executive Bonus Plan”). The Fiscal 2023 Executive Bonus Plan provided for potential performance-based incentive payouts to our named executive officers based on the achievement of pre-established corporate financial objectives. The financial objectives were set at target levels determined to be challenging and requiring substantial skill and effort by senior management to achieve.

•
Target Annual Incentive Compensation Opportunities. In March 2022, in connection with its review of our executive compensation program, our Compensation Committee approved the target annual incentive compensation opportunities of our named executive officers, as set forth in the table below. In setting the target annual incentive compensation opportunities, our Compensation Committee considered each

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named executive officer’s performance, individual contributions, responsibilities, experience, prior annual incentive compensation amount, and peer group market data. Our Compensation Committee has set the target annual incentive compensation opportunities for our named executive officers as percentages of their base salaries paid throughout the year.
For fiscal year 2023, our Compensation Committee made no changes to the percentages for our named executive officers from those used for fiscal year 2022.
The target annual incentive compensation opportunities established for fiscal year 2023 for our named executive officers were:
Named Executive Officer	Fiscal Year 2023 Target Annual Incentive Compensation Opportunity (as a % of base salary for Fiscal 2023)	Fiscal Year 2023 Target Annual Incentive Compensation Opportunity*
Mr. Levie	55%	$99,000
Ms. Carullo	55%	$215,875
Mr. Smith	55%	$226,188
*	The dollar amounts for Ms. Carullo and Mr. Smith were determined on a pro-rated basis, taking into account when their base salaries changed.
•
Corporate Performance Measures. To measure the performance of our named executive officers for the Fiscal 2023 Executive Bonus Plan, our Compensation Committee selected revenue and non-GAAP operating income as those measures were deemed as best supporting the achievement of our annual operating plan and enhancing long-term value creation. We define (i) “revenue” as GAAP revenue as reflected in our quarterly and annual financial statements; and (ii) non-GAAP operating income as GAAP operating income as reflected in our quarterly and annual financial statements adjusted to exclude expenses related to stock-based compensation, intangible assets amortization, and as applicable, other special items. Each element was weighted equally under the Fiscal 2023 Executive Bonus Plan. Our Compensation Committee set the revenue and non-GAAP operating income thresholds to be significantly above our results for the fiscal year ended January 31, 2022, so that our revenue for fiscal year 2023 would have had to increase by at least 13.6% year over year and our non-GAAP operating income would have had to improve by at least 26.0% year over year in order for our named executive officers to earn the target annual incentive compensation under the Fiscal 2023 Executive Bonus Plan.

The targets required for 100% achievement under our Fiscal 2023 Executive Bonus Plan and our results were:
Performance Measure	Target (in millions)	Result (in millions)	Achievement of Target	Payout
Revenue	$993.0	$990.9	99.8%	99.8%
Non-GAAP Operating Income	$218.5	$229.0	104.8%	100.6%
Total				100.2%
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Methodology. Our Compensation Committee assesses performance and determines payouts under our Fiscal 2023 Executive Bonus Plan in a two-part process: first, our Compensation Committee measures actual performance against the pre-established goals for the annual performance period; and second, after the end of the performance period, our Compensation Committee may exercise discretion to determine the actual payout. As a threshold matter, our named executive officers were eligible for annual incentive compensation payouts with respect to the revenue component only if we met or exceeded 95% of the revenue target for our fiscal year ended January 31, 2023 and with respect to the non-GAAP operating income component only if we met or exceeded 80% of the non-GAAP operating income target for our fiscal year ended January 31, 2023. High thresholds (in both cases, above fiscal year 2022 actual performance) are required to ensure that significant achievement is a prerequisite to receive any incentive payment. With respect to the revenue performance measure, the payment percentage equals the percentage of the revenue target that was achieved until 103% achievement, and achievement over

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103% is rewarded using an “accelerator” where each point of performance above 103% achievement increases the payout percentage by two percentage points. With respect to the non-GAAP operating income component, achievement at 80% equals a payout percentage of 25%, and the payout percentage is increased (1) by 3.75 percentage points for each point of performance above 80% (until a payout percentage of 100% for performance at 100%) and (2) by 0.133 percentage points for each point of performance above 100%, up to a maximum payout percentage of 110%. The payout curves for the revenue and non-GAAP operating income metrics are illustrated below.

•
Caps on Payment. The cap on total payouts of the non-GAAP operating income component was set to manage potential incentive compensation costs and maintain appropriate incentives for our named executive officers.

•
Performance in Fiscal Year 2023 and Related Payout. For fiscal year 2023, we achieved approximately 99.8% of target revenue and approximately 104.8% of target non-GAAP operating income. The revenue measure achievement resulted in a payout percentage of 99.8% of target and the non-GAAP operating income measure achievement resulted in a payout percentage of 100.6% of target. As each metric was weighted 50%, this resulted in a calculated payout percentage of approximately 100.2%, and our Compensation Committee did not make any adjustment to this payout percentage.

The target and actual payouts to our named executive officers under the Fiscal 2023 Executive Bonus Plan were:
Named Executive Officer	Target Annual Incentive Compensation Opportunity	Actual Incentive Compensation
Mr. Levie	$99,000	$99,208
Ms. Carullo	$215,875	$216,328
Mr. Smith	$226,188	$226,663
Fifty percent of the payouts were made in the form of fully vested RSUs and 50% of the payouts were made in cash. The number of RSUs each named executive officer received equaled the dollar value of their actual award payment divided by the average closing price of a share of our Class A common stock for the 30-trading day period ending the trading day before the grant approval date.
The value of the RSUs received in settlement of these bonuses under the Fiscal 2023 Executive Bonus Plan are listed in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table for Fiscal Year 2023” below. Since the intended payout values above were converted into a number of RSUs based on the 30-trading day average closing price described above, the values set forth in the Summary
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Compensation Table for fiscal year 2023 (which are required by the disclosure rules to be calculated based on the closing price of our Class A common stock on the date the RSUs were granted, in accordance with FASB ASC Topic 718) are different from the payout values set forth in the table above.
Equity Awards
Our Compensation Committee grants equity awards to our named executive officers in order to align their long-term interests with our stockholders’ interests.
Our Compensation Committee determines the size of the equity awards we grant to our named executive officers in connection with their hire through arm’s-length negotiation, considering such factors as prevailing market conditions, market data for new-hire awards, the named executive officer’s expected short-term compensation, the equity award’s potential incentive and retention value, and the named executive officer’s prospective role and responsibilities.
Our Compensation Committee also periodically grants equity awards to our named executive officers for promotions, as an additional incentive to continue service with us, or to recognize exceptional corporate and individual performance. Our Compensation Committee does not apply a fixed formula when determining the size of these equity awards because it grants an amount of equity that it believes properly rewards the named executive officer for their contributions to the growth in our long-term stockholder value. In doing so, our Compensation Committee considers factors such as the economic value of the named executive officer’s unvested equity awards and the ability of this equity to satisfy our retention objectives; the named executive officer’s performance, contributions, responsibilities, and experience; the equity awards granted by our compensation peer group to similarly situated executives; a compensation analysis performed by Compensia; and other internal equity considerations.
Fiscal Year 2023 Equity Awards

•
Overview and Structure. In the first quarter of fiscal year 2023, our Compensation Committee approved equity incentive awards to Ms. Carullo and Mr. Smith, in the form of both PSUs and RSUs. Unlike fiscal year 2022, our Compensation Committee determined that it would grant 50% of the equity value in the form of RSUs that vest solely based on service over a four-year period and 50% of the equity value in the form of PSUs that are tied to achieving revenue and non-GAAP operating income performance goals during our fiscal year 2023. The goal of these PSUs is to align the interests of our named executive officers with those of our stockholders and to incentivize them to meet our operating targets. Our Compensation Committee selected revenue and non-GAAP operating income as the performance measures for the PSUs as those measures were deemed as best supporting the achievement of our annual operating plan and enhancing long-term value creation. After considering the peer group data provided by Compensia, the unvested equity award holding value and the anticipated future contributions of our named executive officers, our Compensation Committee approved the grant of annual equity awards to Ms. Carullo and Mr. Smith at a level deemed competitive with the annual long-term incentives provided by the companies in our compensation peer group to similarly situated executives, as follows: (i) awards of 75,000 RSUs and 75,000 PSUs (at target) to Ms. Carullo, and (ii) awards of 82,500 RSUs and 82,500 PSUs (at target) to Mr. Smith. Mr. Levie declined to receive any equity awards that our Compensation Committee would have otherwise granted to him.

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Fiscal Year 2023 RSUs. Ms. Carullo’s and Mr. Smith’s awards of RSUs each was scheduled to vest as to one-sixteenth of the award on June 20, 2022 and as to one-sixteenth of the award each quarter thereafter, subject to their continued service with us through the applicable vesting date. Our Compensation Committee believes that granting a portion of the awards in the form of time-based RSUs supports the retention and motivation of our named executive officers, and aligns their interest with the long-term interests of our stockholders.

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•
Fiscal Year 2023 PSUs. The PSUs granted to Ms. Carullo and Mr. Smith provide that up to 50% of the target number of shares were eligible to vest based upon achieving a pre-determined annual revenue goal. The remaining 50% of the target number of shares were eligible to vest based upon achieving a pre-determined non-GAAP operating income goal for fiscal year 2023. Our Compensation Committee set the revenue and non-GAAP operating income targets to be significantly above our results for the fiscal year ended January 31, 2022, so that our revenue for fiscal year 2023 would have had to increase by at least 13.6% year over year and our non-GAAP operating income would have had to improve by at least 26.0% year over year in order for Ms. Carullo and Mr. Smith to be eligible to vest in the target number of shares subject to the PSUs. The targets required for 100% achievement under our fiscal year 2023 PSUs and our results were as follows:

Performance Measure	Target (in millions)	Result (in millions)	Achievement of Target	Payout
Revenue	$993.0	$990.9	99.8%	99.5%
Non-GAAP Operating Income	$218.5	$229.0	104.8%	112.1%
Total				105.8%
In granting PSUs to our named executive officers, our Compensation Committee considered feedback from stockholders and sought to incentivize our named executive officers to achieve challenging financial targets that would drive stockholder value.
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Methodology. As a threshold matter, our named executive officers were eligible to vest under the PSUs with respect to either the revenue or non-GAAP operating income component only if we met or exceeded 80% of the respective revenue or non-GAAP operating income target for our fiscal year ended January 31, 2023. High thresholds (in both cases, above fiscal year 2022 actual performance) are required to ensure that significant achievement is a prerequisite to receive any payout under the PSUs. With respect to each of the revenue and non-GAAP operating income performance measure, achievement at 80% of target means 50% of the target number of shares subject to the PSUs would become eligible to vest. Moreover, if the target revenue or target non-GAAP operating income goals are exceeded, up to an additional number of shares equal to 50% of the target number may become eligible to vest. The payout percentage between threshold and maximum achievement is determined by straight line interpolation until achievement is capped at 120% of the target performance measure. The payout curves for the revenue and non-GAAP operating income metrics are illustrated below:

•
Caps on Payment. The 150% cap on total payouts of the revenue and non-GAAP operating income components was set to manage potential dilution and incentive compensation costs and maintain appropriate incentives for our named executive officers.

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•	PSU Achievement and Related Payouts. The target and actual payouts to our named executive officers under the Fiscal 2023 PSUs were:
Named Executive Officer	Target Number of PSUs Eligible to Vest	Actual Number of Shares Earned and Subject to Time-Based Vesting
Ms. Carullo	75,000	79,335
Mr. Smith	82,500	87,268
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Additional Service-Based Vesting Requirement. The PSUs that are earned then vest based upon continued service, with one third of the shares that are eligible to vest based upon fiscal year 2023 revenue and non-GAAP operating income achievement vested on April 4, 2023, and one third of such earned shares vesting on each of the next two anniversaries thereof, so as to be 100% vested on April 4, 2025, subject to continued service with us through the applicable vesting date. The additional service requirement acts as an additional retention incentive and motivates our named executive officers to contribute to the growth in our long-term stockholder value.

Employee Benefit Plans
Our named executive officers participate in our employee benefits programs on the same terms as our other U.S.-based, full-time employees with no special executive programs.
We have a 401(k) Savings Plan (the “401(k) Plan”). Under the 401(k) Plan, participating employees may elect to contribute up to 100% of their eligible compensation, subject to certain limitations. We have not made any matching contributions to date.
We maintain other welfare benefit plans, including health, dental and vision insurance; medical and dependent care flexible spending accounts; short- and long-term disability insurance; life insurance; and accidental death and dismemberment insurance, which we believe are generally consistent with those offered by companies we compete with for employees. For our fiscal year ended January 31, 2023, we also paid certain amounts on behalf of our named executive officers for basic life insurance, as indicated in the “Summary Compensation Table for Fiscal Year 2023” below.
Perquisites and Special Personal Benefits
We currently do not provide perquisites or any special personal benefits to our named executive officers, but we may provide perquisites or other personal benefits in the future for purposes of recruitment, motivation, or retention; to assist an individual named executive officer in the performance of their duties; and in other limited circumstances. Our Compensation Committee will periodically review and approve all future practices concerning perquisites and other personal benefits.
Change in Control and Severance Arrangements
We have entered into change in control and severance agreements with our named executive officers, which require us to make specific payments and benefits in connection with the termination of such named executive officers’ employment under certain circumstances. We believe that these change in control agreements provide retention value by encouraging our named executive officers to continue service with us and increase stockholder value by reducing any potential distractions caused by the possibility of an involuntary termination of employment or a potential change in control, allowing our named executive officers to focus on their duties and responsibilities. Under these arrangements, a change in control is generally defined as a change in more than 50% of the total voting power of our stock, certain changes in the majority composition of the Board during a 12-month period, or a change in the ownership of a substantial portion of the company’s assets.
In June 2021, our Compensation Committee approved an amendment to our 2015 Equity Incentive Plan to provide that if the service of any plan participant (including each named executive officer) ceases as a result of the participant’s death or disability, the vesting of all of his or her outstanding awards granted under our 2015 Equity Incentive Plan will accelerate.
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For a summary of the material terms and conditions of these severance and change in control arrangements and this vesting acceleration provision under our 2015 Equity Incentive Plan, see the section titled “Potential Payments upon Termination or Change in Control” contained in this proxy statement.
Stock Ownership Guidelines
Our Board of Directors believes that our named executive officers should hold a meaningful financial stake in the company in order to further align their interests with those of our stockholders. As such, our Board of Directors has adopted stock ownership guidelines that require our executive officers to achieve specified ownership levels by the later of (i) five years of such individual’s appointment or promotion date, as applicable, and (ii) July 2, 2024. In February 2023, our Compensation Committee amended the stock ownership guidelines to increase the specified ownership levels for our Chief Executive Officer and all other named executive officers. Our Compensation Committee also amended the stock ownership guidelines so that vested and unvested stock options and unearned PSUs are not considered qualifying stock ownership holdings counted towards compliance with the guidelines. A full description of our current stock ownership guidelines, as amended, is available on our website at https://www.boxinvestorrelations.com and is summarized as follows:
•	our Chief Executive Officer must own company stock with a value of five times his annual base salary; and
•	all other named executive officers (except for the Chief Executive Officer) must own company stock with a value of two times their annual base salary.
As of May 1, 2023, all of our named executive officers met, exceeded, or were on track to meet these ownership guidelines within the time frames set out above based on their respective rates of stock accumulation.
Clawback Policy
Our Board has also adopted a clawback policy (the “Clawback Policy”) permitting the company to seek the recovery of cash-based incentive compensation or performance-based equity compensation paid to certain current and former officers of the company who are subject to Section 16 of the Exchange Act. The Clawback Policy provides that the company may seek recovery if (i) the company materially restates all or a portion of its financial statements; (ii) the amount of cash incentive compensation or performance-based equity compensation that was paid or is payable based on achievement of financial or operating results paid to a participant would have been less if the financial statements had been correct at the time the incentive compensation was originally calculated or determined; (iii) no more than three years have elapsed since the original filing date of the financial statements upon which the incentive compensation was calculated or determined; and (iv) our Compensation Committee concludes, in its sole discretion, that the gross negligence, intentional misconduct or fraud by such participant caused or partially caused the material restatement of all or a portion of the financial statement(s) and that such participant should repay to the company all of the recoverable compensation. We intend to review and amend, as necessary, the Clawback Policy when the New York Stock Exchange’s final listing standards to implement the clawback policy rules required by the Dodd-Frank Wall Street Reform and Consumer Protection Act become effective.
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Insider Trading Policy and Use of 10b5-1 Trading Plans
Our insider trading policy prohibits all directors and employees (including our named executive officers) from engaging in the following activities with respect to our common stock: trading in derivative securities, hedging transactions, short sales, pledging stock as collateral, or holding stock in a margin account. From time to time, our officers and directors may elect to enter into 10b5-1 trading plans. As of the date of this proxy statement, Messrs. Lazar, Levie and Smith had active 10b5-1 trading plans.
Accounting Considerations
Authoritative accounting guidance on stock compensation requires measurement of the compensation expense for all share-based awards made to employees (such as our named executive officers) and directors based on the grant date “fair value” of the awards. Our Compensation Committee considers the accounting expense associated with equity awards. Even though our named executive officers and directors may realize no value from their equity awards, these values have been calculated for accounting purposes and reported in the tables below. This guidance also requires us to recognize the compensation cost of share-based awards in our income statements over the period that the named executive officer or director is required to continue service with us in order for the equity award to vest.
Risk Considerations
Our Compensation Committee reviews and discusses with management the risks arising from our compensation philosophy and practices applicable to all employees to determine whether they encourage excessive risk-taking and to evaluate compensation policies and practices that could mitigate such risks. In addition, our Compensation Committee has engaged Compensia to independently review the risks associated with our executive compensation program. Based on these reviews, our Compensation Committee structures our executive compensation program to encourage our named executive officers to focus on both short-term and long-term success. We do not believe that our executive compensation program creates risks that are reasonably likely to have a material adverse effect on us.
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How We Manage Risks Related to Our Compensation Program
Incentive compensation designed to be aligned with creation of long-term value for stockholders
• Payouts under our Fiscal 2023 Executive Bonus Plan and PSUs are based on achievement of revenue and non-GAAP operating income targets. These performance measures are viewed as supportive of our annual operating plan and create incentives for our named executive officers to create long-term value for our stockholders.

Clawback policy	• Our Clawback Policy applies to certain current and former officers of the company who are subject to Section 16 of the Exchange Act.
• Under the Clawback Policy, cash-based incentive compensation or performance-based equity compensation may be recovered from covered individuals if:
○ the company materially restates all or a portion of its financial statements;

○ the amount of cash incentive compensation or performance-based equity compensation that was paid or is payable based on achievement of financial or operating results paid to a participant would have been less if the financial statements had been correct at the time the incentive compensation was originally calculated or determined;

○ no more than three years have elapsed since the original filing date of the financial statements upon which the incentive compensation was calculated or determined; and

○ the Compensation Committee concludes, in its sole discretion, that the gross negligence, intentional misconduct or fraud by such participant caused or partially caused the material restatement of all or a portion of the financial statement(s) and that such participant should repay to the company all of the recoverable compensation.

Hedging and pledging policies
• Our insider trading policy prohibits all directors and employees, including our named executive officers, from engaging in the following activities with respect to our common stock: trading in derivative securities, hedging transactions, short sales, pledging stock as collateral, or holding stock in a margin account.

• These policies are intended to prevent a misalignment, or appearance of misalignment, of interests with stockholders.

Stock ownership guidelines
• Our executive officers and non-employee directors are required to achieve levels of ownership of company stock with the following values within the later of (i) five years of such individual’s appointment, election or promotion date, as applicable, and (ii) July 2, 2024:

○ Non-employee directors: five times the annual cash retainer for Board service
○ Chief Executive Officer: five times annual base salary
○ Other named executive officers: two times annual base salary.

• As of January 31, 2023, all of our directors and named executive officers met, exceeded, or were on track to meet these ownership guidelines within the time frames set out above based on their respective rates of stock accumulation.

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Compensation Committee Report
Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis provided above with management. Based on such review and discussion, our Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and our Annual Report on Form 10-K for our fiscal year ended January 31, 2023.
Respectfully submitted by the members of our Compensation Committee of the Board of Directors:
•	Bethany Mayer (Chair)
•	Sue Barsamian
•	John Park
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Summary Compensation Table for Fiscal Year 2023
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total Compensation ($)
Aaron Levie Chief Executive Officer	2023	180,000	—	—	93,378	201	273,579
	2022	180,000	—	—	112,301	213	292,514
	2021	180,000	—	—	108,027	217	288,244
Stephanie Carullo Chief Operating Officer	2023	392,500	—	4,389,000	203,590	434	4,985,524
	2022	370,000	—	3,598,500	230,797	820	4,200,117
	2021	370,000	—	1,803,750	222,027	443	2,396,220
Dylan Smith Chief Financial Officer	2023	411,250	—	4,827,900	213,312	452	5,452,914
	2022	370,000	—	4,198,250	230,797	438	4,799,485
	2021	370,000	—	2,886,000	222,027	446	3,478,473
(1)
The amounts reported represent the grant date fair value of the awards granted to the named executive officers during fiscal years 2023, 2022 and 2021 (other than the RSUs granted in settlement of incentive compensation awards under the Executive Bonus Plan for fiscal years 2022 and 2021, which, in the case of such RSUs granted in fiscal years 2023 and 2022, are included in the “Non-Equity Incentive Plan Compensation” column for the prior fiscal year) as computed in accordance with FASB ASC Topic 718. The grant date fair value of RSUs and PSUs granted is based on the closing stock price on the date of grant, and for PSUs, assuming achievement at target. Mr. Levie declined to receive any equity awards in fiscal year 2023, 2022 or 2021.

(2)
The amounts reported represent incentive compensation awards earned in fiscal years 2023, 2022 and 2021 by the named executive officers under the Executive Bonus Plan. The material terms of the incentive compensation awards are described in the section titled “Executive Compensation Program Elements—Non-Equity Incentive Plan Compensation.” The incentive compensation awards were paid in the form of cash and fully vested RSUs, and the amounts reported reflect the grant date fair value of such RSUs, as computed in accordance with FASB ASC Topic 718 based on the closing stock price on the date of grant. The number of such RSUs granted in fiscal 2023 (in settlement of the incentive awards granted under the fiscal 2022 Executive Bonus Plan) is set forth in “Grants of Plan-Based Awards in Fiscal Year 2023” table below.

(3)	The amounts reported represent amounts paid on behalf of the named executive officers for basic life insurance for Ms. Carullo and Messrs. Levie and Smith.
Grants of Plan-Based Awards in Fiscal Year 2023
The following table sets forth information regarding grants of plan-based awards made to our named executive officers during fiscal year 2023.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Aaron Levie	—	—	99,000(2)	—	—	—	—	—	—	—	—
	04/01/2022	—	—	—	—	—	—	3,898(3)	—	—	112,301(4)
Stephanie Carullo	—	—	215,875(2)	—	—	—	—	—	—	—	—
	04/01/2022	—	—	—	—	—	—	8,011(3)	—	—	230,797(4)
	04/04/2022	—	—	—	—	—	—	75,000(5)	—	—	2,194,500
	04/04/2022	—	—	—	37,500	75,000(6)	112,500	—	—	—	2,194,500
Dylan Smith	—	—	226,188(2)	—	—	—	—	—	—	—	—
	04/01/2022	—	—	—	—	—	—	8,011(3)	—	—	230,797(4)
	04/04/2022	—	—	—	—	—	—	82,500(5)	—	—	2,413,950
	04/04/2022	—	—	—	41,250	82,500(6)	123,750	—	—	—	2,413,950
(1)
The amounts reported represent the grant date fair value of the awards granted to the named executive officers as computed in accordance with FASB ASC Topic 718, calculated based on the closing stock price on the date of grant.

(2)
This amount represents the target value of the named executive officer’s bonus under our Fiscal 2023 Executive Bonus Plan. There is no threshold amount under our Fiscal 2023 Executive Bonus Plan because our Compensation Committee exercises discretion to determine the actual payouts and, therefore, there is no minimum amount payable for a certain level of performance.

(3)
The amounts reported represent the number of fully vested RSUs issued to Ms. Carullo and Messrs. Levie and Smith in our fiscal year ended January 31, 2023 in settlement of the incentive awards granted under the Fiscal 2022 Executive Bonus Plan.

(4)
The amounts reported represent the grant date fair value of the fully vested RSUs issued to Ms. Carullo and Messrs. Levie and Smith in our fiscal year ended January 31, 2023 in settlement of the incentive awards granted under the Fiscal 2022 Executive Bonus Plan, as computed in accordance with FASB ASC Topic 718 based on the closing stock price on the date of grant. These amounts are reflected as fiscal year 2022 compensation in the Summary Compensation Table for Fiscal Year 2023.

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(5)	The amounts reported represent the number of RSUs issued as merit awards to Ms. Carullo and Mr. Smith in our fiscal year ended January 31, 2023.
(6)	The amounts reported represent the number of PSUs issued as merit awards to Ms. Carullo and Mr. Smith in our fiscal year ended January 31, 2023.
Outstanding Equity Awards at 2023 Fiscal Year-End
The following table provides information regarding equity awards held by our named executive officers as of January 31, 2023.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Aaron Levie	—	—	—	—	—	—	—	—	—
Stephanie Carullo	08/01/2017(2)	400,000	—	19.01	07/30/2027	—	—	—	—
	04/03/2019(3)	191,666	8,334	20.12	04/03/2029	—	—	—	—
	04/03/2020(4)	—	—	—	—	39,063	1,249,625	—	—
	04/02/2021(5)	—	—	—	—	84,375	2,699,156	—	—
	04/04/2022(6)	—	—	—	—	60,938	1,949,407	—	—
	04/04/2022(7)	—	—	—	—	—	—	79,335	2,537,927
Dylan Smith	04/03/2014(2)	140,000	—	17.85	04/03/2024	—	—	—	—
	01/02/2015(2)	120,000	—	14.05	01/02/2025	—	—	—	—
	06/18/2015(2)	34,000	—	17.52	06/18/2025	—	—	—	—
	04/09/2017(2)	450,000	—	16.68	04/09/2027	—	—	—	—
	04/03/2019(3)	287,500	12,500	20.12	04/03/2029	—	—	—	—
	04/03/2020(4)	—	—	—	—	62,500	1,999,375	—	—
	04/02/2021(5)	—	—	—	—	98,438	3,149,032	—	—
	04/04/2022(6)	—	—	—	—	67,032	2,144,354	—	—
	04/04/2022(7)	—	—	—	—	—	—	87,268	2,791,703
(1)
This column represents the market value of the shares underlying the RSUs as of January 31, 2023, based on the closing price of our Class A common stock, as reported on the New York Stock Exchange, of $31.99 per share on January 31, 2023, the last trading day of fiscal year 2023.

(2)	The stock option is fully vested and exercisable.
(3)
One fourth of the shares subject to the option vested on March 20, 2020 and one forty-eighth of the shares vest monthly thereafter, subject to both (i) continued service to Box through each applicable vesting date, and (ii) the closing stock price of our Class A common stock must have closed at a level 25% higher than the 30-trading day trailing average closing price prior to April 3, 2019, which was $20.49, for 30 consecutive trading days prior to April 4, 2023. If the performance condition in clause (ii) is not met prior to April 4, 2023, then no options will vest and all will be forfeited. The performance condition in clause (ii) has been satisfied.

(4)	One sixteenth of the shares underlying the RSUs vested on June 20, 2020 and one sixteenth of the shares vest quarterly thereafter, subject to continued service to us.
(5)	One sixteenth of the shares underlying the RSUs vested on June 20, 2021 and one sixteenth of the shares vest quarterly thereafter, subject to continued service to us.
(6)	One sixteenth of the shares underlying the RSUs vested on June 20, 2022 and one sixteenth of the shares vest quarterly thereafter, subject to continued service to us.
(7)
The number of PSUs earned per the applicable grant was determined by our Compensation Committee after our fiscal year end on March 22, 2023 based on the company’s achievement of revenue and non-GAAP operating income performance criteria for the fiscal year that ended January 31, 2023. The number of shares shown reflect the actual number of shares determined by our Compensation Committee as earned and eligible for time-based vesting. One third of the shares underlying these PSUs vested on April 4, 2023 and one third of the shares vest annually thereafter, subject to continued service to us.

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Option Exercises and Stock Vested in Fiscal Year 2023
The following table sets forth the number of shares of Class A common stock acquired during our fiscal year 2023 by our named executive officers upon the exercise of stock options and the vesting of RSU awards and the value realized upon such exercise or vesting.
	Options Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Aaron Levie	2,000,000	46,186,800	3,898	112,301
Stephanie Carullo	—	—	90,823	2,472,219
Dylan Smith	140,000	3,803,800	117,229	3,187,862
(1)	The value realized on exercise is the difference between the market price of the shares of our Class A common stock underlying the options when exercised and the applicable exercise price.
(2)
Calculated by multiplying (i) the fair market value of our Class A common stock on the date of vesting, which was determined using the closing price on the New York Stock Exchange of a share of our Class A common stock on the date of vesting, or if such day is a holiday, on the immediately preceding trading day, by (ii) the number of shares of our Class A common stock acquired upon vesting.

Pension Benefits and Nonqualified Deferred Compensation
We did not provide any defined benefit pension plans or nonqualified deferred compensation plans during our fiscal year ended January 31, 2023.
Potential Payments upon Termination or Change in Control
We have entered into change of control and severance agreements (“change in control agreements”) with our named executive officers, which require us to make specific payments and benefits in connection with the termination of such named executive officers’ employment under certain circumstances. These change in control agreements superseded any other agreement or arrangement relating to severance benefits with these named executive officers or any terms of their option agreements related to vesting acceleration or other similar severance-related terms.
The descriptions that follow describe such payments and benefits that may be owed by us to each of our named executive officers upon the named executive officer’s termination under certain circumstances, pursuant to the named executive officer’s change in control agreement.
The change in control agreements will remain in effect for an initial term of three years. At the end of the initial term, each agreement will automatically renew for an additional one-year period unless either party provides notice of nonrenewal within 90 days prior to the date of the automatic renewal. The change in control agreements also acknowledge that each of these named executive officers is an at-will employee, whose employment can be terminated at any time.
In order to receive the severance benefits described below, each of these named executive officers is obligated to execute a release of claims against us, provided such release of claims becomes effective and irrevocable no later than 60 days following such named executive officer’s termination date, and to continue to comply with the terms of the named executive officer’s confidential information and intellectual property assignment agreement with us.
In the event of a termination of employment without “cause” (as generally defined below) outside of the “change in control period” (as generally defined below), such named executive officer will receive the following:
•	a lump-sum payment of base salary for six months; and
•	paid COBRA benefits for six months.
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In the event of a termination of employment without “cause” or a resignation for “good reason” (as generally defined below) during the “change in control period,” such named executive officer will receive the following:
•	a lump-sum payment of 12 months of base salary;
•	a lump-sum payment equal to 100% of his or her target bonus;
•	paid COBRA benefits for 12 months; and
•	100% acceleration of equity awards.
In the event any payment to one of these named executive officers is subject to the excise tax imposed by Section 4999 of the Code (as a result of a payment being classified as a “parachute payment” under Section 280G of the Code), the named executive officer will be entitled to receive such payment as would entitle the named executive officer to receive the greatest after-tax benefit of either the full payment or a lesser payment which would result in no portion of such severance benefits being subject to excise tax.
For the purpose of the change in control agreements, “cause” means generally the occurrence of any of the following:
•	an act of dishonesty by the named executive officer in connection with the named executive officer’s responsibilities as an employee;
•	the named executive officer’s conviction of, or entry of a plea of guilty or nolo contendere to, a felony or any crime involving fraud or embezzlement;
•	the named executive officer’s gross misconduct;
•
the unauthorized use or disclosure by the named executive officer of our proprietary information or trade secrets or those of any other party to whom the named executive officer owes an obligation of nondisclosure as a result of the named executive officer’s relationship with us;

•	the named executive officer’s willful breach of any obligations under any written agreement or covenant with us;
•	the named executive officer’s failure to cooperate with an investigation by a governmental authority; or
•	the named executive officer’s continued failure to perform his or her duties after notice and a cure period.
For the purpose of the change in control agreements with Messrs. Levie and Smith, “good reason” means generally the named executive officer’s voluntary termination of employment following the expiration of any cure period following the occurrence of one or more of the following without the named executive officer’s consent:
•
a material reduction of the named executive officer’s duties, authorities or responsibilities other than a reduction following a change in control where the named executive officer assumes similar functional duties for a stand-alone business unit due to the company becoming part of a larger entity; provided that a reduction resulting from the company not being a stand-alone business unit following a change in control will affirmatively be grounds for good reason;

•	a material reduction of the named executive officer’s base salary; or
•	a material change in the geographic location of the named executive officer’s primary work facility or location.
For the purpose of the change in control agreement with Ms. Carullo, “good reason” means generally the named executive officer’s voluntary termination of employment following the expiration of any cure period following the occurrence of one or more of the following without the named executive officer’s consent:
•
a material reduction of the named executive officer’s duties, authorities or responsibilities other than a reduction following a change in control due to the company being part of a larger entity where the named executive officer assumes similar functional duties;

•	a material reduction of the named executive officer’s base salary; or
•	a material change in the geographic location of the named executive officer’s primary work facility or location.
For the purpose of the change in control agreements, “change in control period” means generally the period beginning three months prior to, and ending 12 months following, a change in control of the company. In addition, under these arrangements, a change in control is generally defined as a change in more than 50% of the total voting power of our stock, certain changes in the majority composition of the Board of Directors during a 12-month period, or a change in the ownership of a substantial portion of the company’s assets.
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The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described above for each of the named executive officers serving as of the end of fiscal year 2023 pursuant to the change in control agreements in effect at that time. Payments and benefits are estimated assuming that the triggering event took place on the last business day of our fiscal year ended January 31, 2023, and the price per share of our Class A common stock is the closing price of the New York Stock Exchange as of that date. There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or at any other price, or if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments of benefits, any actual payments and benefits may be different.
Executive	Payment Elements	Termination Without Cause or Termination for Good Reason Within Change in Control Period ($)	Termination Without Cause Outside of Change in Control Period ($)
Aaron Levie	Salary	180,000	90,000
	Bonus	99,000	—
	Stock Options(1)	—	—
	Stock Awards(2)	—	—
	Health Coverage(3)	30,199	15,099
	Total	309,199	105,099
Stephanie Carullo	Salary	400,000	200,000
	Bonus	215,875	—
	Stock Options(1)	98,925	—
	Stock Awards(2)	8,297,438	—
	Health Coverage(3)	21,598	10,799
	Total	9,033,836	210,799
Dylan Smith	Salary	425,000	212,500
	Bonus	226,188	—
	Stock Options(1)	148,375	—
	Stock Awards(2)	9,931,935	—
	Health Coverage(3)	30,590	15,295
	Total	10,762,088	227,795
(1)
Value represents the estimated benefit amount of unvested stock options calculated by multiplying the number of unvested stock options subject to acceleration held by the applicable named executive officer by the difference between the exercise price of the option and the closing price of our Class A common stock on the New York Stock Exchange on January 31, 2023, which was $31.99 per share. Does not reflect any dollar value associated with the acceleration of unvested stock options with exercise prices in excess of $31.99 per share.

(2)
Value represents the estimated benefit amount of unvested RSUs and PSUs calculated by multiplying the number of RSUs and PSUs subject to acceleration held by the applicable named executive officer by the closing price of our Class A common stock on the New York Stock Exchange on January 31, 2023, which was $31.99 per share.

(3)
Represents 12 months of Box-paid COBRA benefits in the case of termination without cause or a termination of employment for good reason within the change in control period and six months of Box-paid COBRA benefits in the case of a termination of employment without cause outside of the change in control period.

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CEO Pay Ratio
Under SEC rules, we are required to provide the following information regarding the relationship between the annual total compensation of Mr. Levie, our Chief Executive Officer, and the median annual total compensation of our employees (other than Mr. Levie) for fiscal year 2023:
•	Mr. Levie’s annual total compensation, as reported in the “Summary Compensation Table for Fiscal Year 2023” table included in this proxy statement, was $273,579.
•	The median of the annual total compensation of all employees (other than Mr. Levie) of the company (including our consolidated subsidiaries) was $195,638.
•	Based on the above, for fiscal year 2023, the ratio of Mr. Levie’s annual total compensation to the median of the annual total compensation of all employees was 1.4 to 1.
We believe that this pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Act of 1933, as amended.
We determined the employee with the median annual total compensation of our employees, other than Mr. Levie, as of January 31, 2023, at which time we had approximately 2,487 full-time and part-time regular employees globally, approximately 72% of whom are U.S.-based employees, and approximately 28% of whom are located outside of the United States. To determine the median annual total compensation, we compared the base salaries, bonuses earned, commissions earned and equity compensation of these employees (other than Mr. Levie) to determine the median employee for fiscal year 2023, with base salaries annualized for employees employed by the company for less than a year. The median employee’s annual total compensation disclosed above was determined in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, yielding the median annual total compensation disclosed above. With respect to the annual total compensation of Mr. Levie, we used the amount reported in the “Total Compensation” column in the “Summary Compensation Table for Fiscal Year 2023” table included in this proxy statement.
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Pay-Versus-Performance
As required by Section 952(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” and certain measures of company performance for each of the last three completed fiscal years. The material that follows is provided in compliance with these rules, however, additional information regarding our compensation philosophy, the structure of our performance-based compensation programs, and compensation decisions made this year is described above in our “Compensation Discussion and Analysis.”
In determining the “compensation actually paid” to our named executive officers (or “NEOs”), we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table as the SEC’s rules for this disclosure differ from those required in the Summary Compensation Table. For our NEOs other than our principal executive officer (the “PEO”), amounts disclosed are reported as an average.
					Value of initial fixed $100 Investment based on:
Fiscal Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEO ($)(3)	Average Compensation Actually Paid to Non-PEO NEO ($)(4)	Total Shareholder Return ($)(5)	Peer Group Total Shareholder Return ($)(6)	Net Income ($)(7)	Company Selected Measure (Non-GAAP Operating Income) ($)(8)
2023	273,579	(721,895)	5,219,219	7,241,777	213	142	26,783,000	228,978,000
2022	292,514	248,240	4,499,801	7,923,836	174	183	(41,459,000)	173,422,000
2021	288,244	24,643	2,937,347	3,691,476	115	146	(43,433,000)	118,842,000
(1)
Our PEO for each year reported is Aaron Levie, our Chief Executive Officer. The dollar amounts reported in this column are the amounts of total compensation reported for Mr. Leive in the “Total” column of the Summary Compensation Table in the applicable fiscal year.

(2)
Compensation actually paid does not mean that our PEO was actually paid those amounts in the listed year, but this is a dollar amount derived from the starting point of Summary Compensation Table total compensation under the methodology prescribed under the SEC’s rules as shown in the adjustment table below. In accordance with SEC rules, the following adjustments were made to determine the compensation actually paid to our PEO during fiscal years 2023, 2022 and 2021, which consisted solely of adjustments to the PEO’s equity awards:

Description of Adjustment	2023	2022	2021
Summary Compensation Table – Total Compensation for PEO ($)	273,579	292,514	288,244
Subtract grant date fair value of equity awards in Summary Compensation Table ($)	(43,775)	(112,301)	(108,027)
Add year end fair value of equity awards granted during year that are outstanding and unvested at fiscal year end ($)*	—	—	—
Adjust for year over year change in fair value of outstanding and unvested equity awards granted in prior years ($)	—	(40,000)	(208,000)
Add fair value as of vesting date of equity awards granted and vested in the year ($)	112,301	108,027	52,426
Adjust for year over year change in fair value of equity awards granted in prior years that vested in the year ($)	—	—	—
Subtract fair value at the end of the prior year of equity awards that failed to meet vesting conditions in the year ($)	(1,064,000)	—	—
Total Equity Adjustments (subtotal) ($)	(995,474)	(44,274)	(263,601)
Compensation Actually Paid ($)	(721,895)	248,240	24,643
*	The assumptions used for determining the fair values shown in this table are materially consistent with those used to determine the fair values disclosed as of the grant date of such awards.
(3)
The non-PEO NEOs for 2023, 2022 and 2021 are Stephanie Carullo and Dylan Smith. The dollar amounts reported in this column represent the average of the amounts reported for the non-PEO NEOs in the “Total” column of the Summary Compensation Table in the applicable fiscal year.

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(4)
Compensation actually paid does not mean that that these NEOs were actually paid those amounts in the listed year, but this is a dollar amount derived from the starting point of Summary Compensation Table total compensation under the methodology prescribed under the SEC’s rules as shown in the adjustment table below.

Description of Adjustment	2023	2022	2021
Summary Compensation Table – Total Compensation non-PEO NEOs	5,219,219	4,499,801	2,937,347
Subtract grant date fair value of equity awards in Summary Compensation Table ($)	(4,706,153)	(4,129,172)	(2,566,902)
Add year end fair value of equity awards granted during year that are outstanding and unvested at fiscal year end ($)*	4,711,703	3,449,983	2,289,426
Adjust for year over year change in fair value of outstanding and unvested equity awards granted in prior years ($)	881,654	2,618,463	139,508
Add fair value as of vesting date of equity awards granted and vested in the year ($)	626,744	968,403	683,250
Adjust for year over year change in fair value of equity awards granted in prior years that vested in the year ($)	841,110	516,358	208,847
Subtract fair value at the end of the prior year of equity awards that failed to meet vesting conditions in the year ($)	(332,500)	—	—
Total Equity Adjustments (subtotal) ($)	2,022,558	3,424,035	754,129
Compensation Actually Paid ($)	7,241,777	7,923,836	3,691,476
*	The assumptions used for determining the fair values shown in this table are materially consistent with those used to determine the fair values disclosed as of the grant date of such awards.
(5)
Total shareholder return is calculated by assuming that a $100 investment was made on the day prior to the first fiscal year reported below and reinvesting all dividends until the last day of each reported fiscal year.

(6)
The peer group used is the NASDAQ Computer Index, as used in the company's performance graph in our Annual Report on Form 10-K. Total shareholder return is calculated by assuming that a $100 investment was made on the day prior to the first fiscal year reported below and reinvesting all dividends until the last day of each reported fiscal year.

(7)	The dollar amounts reported represent the amount of net income reflected in our audited financial statements for the applicable year.
(8)
In the company’s assessment, non-GAAP operating income is the financial performance measure that is the most important financial measure used by the company in fiscal 2023 to link compensation actually paid to performance. The dollar amounts reported reflect the amount of non-GAAP operating income for the applicable year.

Compensation Actually Paid and Total Shareholder Return
Our Compensation Committee makes executive compensation decisions independent of SEC disclosure requirements. For a discussion of our decision-making process, please see the “Compensation Discussion and Analysis” section above.
The following graph reflects the relationship between the PEO and average non-PEO NEO “compensation actually paid” (“CAP”), our cumulative Total Shareholder Return (“TSR”) and the TSR of the NASDAQ Computer Index (“Peer TSR”), assuming an initial fixed investment on January 31, 2020 of $100, for the fiscal years ended January 31, 2023, 2022 and 2021.

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Compensation Actually Paid and Net Income
The following graph reflects the relationship between the PEO and average non-PEO NEO CAP, and our net income (loss) for the fiscal years ended January 31, 2023, 2022 and 2021. While we are required by SEC rules to disclose the relationship between our net income and “compensation actually paid” to our NEOs, this is not a metric our Compensation Committee currently uses in evaluating our NEOs’ compensation.

Compensation Actually Paid and Non-GAAP Operating Income
The following graph reflects the relationship between the PEO and average non-PEO NEO CAP, and our non-GAAP operating income for the fiscal years ended January 31, 2023, 2022 and 2021.

Tabular List of Performance Measures
Every year our Board of Directors sets a list of corporate goals as part of our annual business plan. These goals are used to evaluate our performance and the performance of our executive officers. These goals are used in our executive compensation programs, in particular in our annual executive bonus program. The list below includes the three financial performance measures that in our assessment represent the most important financial performance measures used in fiscal year 2023 to link compensation actually paid to company performance.
•	Non-GAAP operating income
•	Non-GAAP net income per share attributable to common stockholders
•	Revenue
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EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes our equity compensation plan information as of January 31, 2023. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.
Plan Category	Class of Common Stock	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2)
Equity compensation plans approved by stockholders	Class A	17,038,816	$17.32	35,984,166
Equity compensation plans not approved by stockholders		—	—	—
Total	Class A	17,038,816	$17.32	35,984,166
(1)	The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account the shares of our common stock underlying RSUs, which have no exercise price.
(2)
Includes: 30,692,156 shares from the Box, Inc. 2015 Equity Incentive Plan (2015 Plan) and 5,292,010 shares from the Box, Inc. 2015 Employee Stock Purchase Plan (ESPP). Our 2015 Plan provides that on the first day of each fiscal year, the number of shares of Class A common stock available for issuance thereunder is automatically increased by a number equal to the least of (i) 12,200,000 shares, (ii) 5% of the outstanding shares of our capital stock as of the last day of our immediately preceding fiscal year, or (iii) such other amount as our Board of Directors may determine. On February 1, 2023, the number of shares of Class A common stock available for issuance under our 2015 Plan increased by 7,215,052 pursuant to the provision. The increase is not reflected in the table above.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table on the following page sets forth certain information with respect to the beneficial ownership of our capital stock as of May 1, 2023 for:
•	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our Class A common stock or Series A Preferred Stock;
•	each of our named executive officers;
•	each of our directors; and
•	all of our current executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to applicable community property laws.
Applicable percentage ownership is based on 144,854,960 shares of our Class A common stock outstanding as of May 1, 2023. In computing the number of shares of capital stock beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares of our capital stock subject to options held by the person that are currently exercisable or exercisable within 60 days of May 1, 2023 and issuable upon the vesting of RSUs held by the person within 60 days of May 1, 2023. However, we did not deem such shares of our capital stock outstanding for the purpose of computing the percentage ownership of any other person. There were 500,000 shares of our Series A Preferred Stock outstanding as of May 1, 2023.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Box, Inc., 900 Jefferson Ave., Redwood City, California 94063. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.
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Name of Beneficial Owner	Number of Class A Common Stock Beneficially Owned	Percent of Class A Common Stock Beneficially Owned	Number of Series A Preferred Shares Beneficially Owned+	Percent of Series A Preferred Shares Beneficially Owned
5% Stockholders:
The Vanguard Group, Inc.(1)	14,950,700	10.3%	—	—
BlackRock, Inc.(2)	14,667,787	10.1%	—	—
Entities Affiliated with KKR(3)	—	—	149,999	30.0%
Entities Affiliated with Centerbridge(4)	—	—	116,667	23.3%
Kennedy Lewis Capital Partners Master Fund II L.P(5)	—	—	116,667	23.3%
Oak Hill Advisor Entities(6)	—	—	116,667	23.3%

Named Executive Officers and Directors:
Aaron Levie	3,088,653	2.1%	—	—
Dylan Smith(7)	2,356,595	1.6%	—	—
Stephanie Carullo(8)	891,648	*	—	—
Sue Barsamian(9)	68,871	*	—	—
Dana Evan(10)	177,845	*	—	—
Jack Lazar(11)	58,221	*	—	—
Dan Levin(12)	478,677	*	—	—
Bethany Mayer(13)	52,913	*	—	—
John Park	—	—	—	—
Amit Walia	—	—	—	—
All executive officers and directors as a group (10 persons)(14)	7,173,423	4.9%	—	—
*	Represents beneficial ownership of less than one percent (1%).
+	None of the holders of Series A Preferred Shares beneficially owns more than 5% of the Class A Shares.
(1)
According to a Schedule 13G/A filed with the SEC on February 9, 2023, The Vanguard Group, Inc. (“Vanguard”), as investment advisor, has sole voting power with respect to none of the reported shares, shared voting power with respect to 238,499 of the reported shares, sole dispositive power with respect to 14,569,113 of the reported shares and shared dispositive power with respect to 381,587 of the reported shares. The address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(2)
According to a Schedule 13G/A filed with the SEC on February 14, 2023, BlackRock, Inc. (“BlackRock”), has sole voting power with respect to 14,212,452 of the reported shares, shared voting power with respect to none of the reported shares, sole dispositive power with respect to 14,667,787 of the reported shares and shared dispositive power with respect to none of the reported shares. BlackRock’s address is 55 East 52nd Street, New York, New York, 10055.

(3)
Represents 113,240 shares held by Powell Investors III L.P., 20,293 shares held by Tailored Opportunistic Credit Fund, 7,379 shares held by KKR-NYC Credit C L.P., 6,088 shares held by KKR-Milton Credit Holdings L.P. and 2,999 shares held by CPS Holdings (US) L.P. As of May 1, 2023, the Series A Preferred Shares held by these KKR-affiliated entities are convertible into 5,555,510 shares of Class A common stock. KKR Special Situations Fund III Limited is the general partner of Powell Investors III L.P. KKR Dislocation Opportunities (EEA) Fund SCSp is the sole shareholder of KKR Special Situations Fund III Limited. KKR Associates Dislocation Opportunities SCSp is the general partner of KKR Dislocation Opportunities (EEA) Fund SCSp. KKR Dislocation Opportunities S.a r.l. is the general partner of KKR Associates Dislocation Opportunities SCSp. KKR Dislocation Opportunities Limited is the sole shareholder of KKR Dislocation Opportunities S.a r.l. KKR-NYC Credit C GP LLC is the general partner of KKR-NYC Credit C L.P. KKR-NYC SL GP MH LLC is the sole member of KKR-NYC Credit C GP LLC. KKR Associates Milton Strategic L.P. is the general partner of KKR-Milton Credit Holdings L.P. KKR Milton Strategic Limited is the general partner of KKR Associates Milton Strategic L.P. CPS Holdings (US) GP LLC is the general partner of CPS Holdings (US) L.P. CPS Managers Fund (US) L.P. is the sole member of CPS Holdings (US) GP LLC. CPS Associates (US) L.P. is the general partner of CPS Managers Fund (US) L.P. CPS (US) LLC is the general partner of CPS Associates (US) L.P. KKR Credit Fund Advisors LLC is an investment advisor to Powell Investors III L.P. and KKR-NYC Credit C L.P. and is a wholly-owned subsidiary of KKR Credit Advisors (US) LLC., which, along with KKR Australia Investment Management Pty Limited, is the investment advisor to Tailored Opportunistic Credit Fund and KKR-Milton Credit Holdings L.P. KKR Australia Pty Limited is the sole shareholder of KKR Australia Investment Management Pty Limited. KKR Asia LLC is the sole shareholder of KKR Australia Pty Limited. Kohlberg Kravis Roberts & Co. L.P. is the holder of all of the outstanding equity interests in KKR Credit Advisors (US) LLC and KKR Asia LLC and is the investment advisor to CPS Managers Fund (US) L.P. KKR & Co. GP LLC is the general partner of Kohlberg Kravis Roberts & Co. L.P. KKR Holdco LLC is the sole member of KKR & Co. GP LLC. KKR Group Partnership L.P. is the sole shareholder of each of KKR Dislocation Opportunities Limited and KKR Milton Strategic Limited and the sole member of each of KKR-NYC SL GP MH LLC, CPS (US) LLC and KKR Holdco LLC. KKR Group Holdings Corp. is the general partner of KKR Group Partnership L.P. KKR & Co. Inc. is the sole shareholder of KKR Group Holdings Corp. KKR Management LLP is the Series I preferred stockholder of KKR & Co. Inc. Messrs. Henry R. Kravis and George R. Roberts are the founding partners of KKR Management LLP. The principal business address of each of the entities and persons identified above, other than Kohlberg Kravis Roberts & Co. L.P., KKR & Co. GP LLC, KKR Holdco LLC, KKR Group Partnership L.P., KKR Group Holdings Corp., KKR & Co. Inc., KKR Management LLP and Messrs. Kravis and Roberts is

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555 California Street, 50th Floor, San Francisco, CA 94104, the principal business address of the other entities and Mr. Kravis is c/o Kohlberg Kravis Roberts & Co. L.P., 30 Hudson Yards, New York, NY 10001 and the principal business address of Mr. Roberts is c/o Kohlberg Kravis Roberts & Co. L.P., 2800 Sand Hill Road, Suite 200, Menlo Park, CA 94025.
(4)
Represents 25,167 shares held by Centerbridge Credit Partners Master, L.P. and 91,500 shares held by Centerbridge Special Credit Partners III-Flex, L.P. As of May 1, 2023, the Series A Preferred Shares held by these Centerbridge-affiliated entities are convertible into 4,320,995 shares of Class A common stock. Centerbridge Credit GP Investors, L.L.C. (“Credit GP Investors”) is the sole director of Centerbridge Credit Cayman GP, Ltd. (“Credit Cayman GP”), which is the general partner of Centerbridge Credit Partners Offshore General Partner, L.P. (“Credit Partners Offshore GP”), which is the general partner of Centerbridge Credit Partners Master, L.P. (“Credit Partners Master”), and may be deemed to share beneficial ownership over the securities held of record by Credit Partners Master. As the managing member of Credit GP Investors, Jeffrey H. Aronson may be deemed to share beneficial ownership with respect to the securities held of record by Credit Partners Master. Such persons and entities expressly disclaim beneficial ownership of the securities held of record by Credit Partners Master, except to the extent of any proportionate pecuniary interest therein. The address of each of Credit GP Investors, Credit Cayman GP, Credit Partners Offshore GP, Credit Partners Master and Mr. Aronson, respectively, is 375 Park Avenue, 11th Floor, New York, New York 10152. CSCP III Cayman GP Ltd. (“CSCP III Cayman GP”) is the general partner of Centerbridge Special Credit Partners General Partner III, L.P. (“Special Credit III GP”), which is the general partner of Centerbridge Special Credit Partners III-Flex, L.P. (“SC III-Flex”), and may be deemed to share beneficial ownership over the securities held of record by SC III-Flex. As the director of CSCP III Cayman GP, Jeffrey H. Aronson may be deemed to share beneficial ownership with respect to the securities held of record by SC III-Flex. Such persons and entities expressly disclaim beneficial ownership of the securities held of record by SC III-Flex, except to the extent of any proportionate pecuniary interest therein. The address of each of CSCP III Cayman GP, Special Credit III GP, SC III-Flex and Mr. Aronson, respectively, is 375 Park Avenue, 11th Floor, New York, New York 10152.

(5)
As of May 1, 2023, the Series A Preferred Shares held by Kennedy Lewis Capital Partners Master Fund II L.P. are convertible into 4,320,995 shares of Class A common stock. Kennedy Lewis GP II LLC is the general partner of Kennedy Lewis Capital Partners Master Fund II L.P. and Kennedy Lewis Management LP is the Investment Advisor of Kennedy Lewis Capital Partners Master Fund II L.P. and share voting and investment control with respect to the securities held of record by Kennedy Lewis Capital Partners Master Fund II L.P. Darren Richman and David Chene are the principals of Kennedy Lewis GP II LLC and Kennedy Lewis Management LP. The address of Kennedy Lewis Capital Partners Master Fund II L.P. is 111 West 33rd Street, Suite 1910, New York, NY 10120.

(6)
Interests shown are held by entities advised and/or managed by Oak Hill Advisors, L.P. or its affiliate (each, an “Oak Hill Advisors Entity”). Interests shown consists of 900 shares held by ALOHA European Credit Fund, L.P., 2,800 shares held by Future Fund Board of Guardians, 900 shares held by Illinois State Board of Investment, 1,400 shares held by Indiana Public Retirement System, 2,800 shares held by OHA AD Customized Credit Fund (International), L.P., 4,100 shares held by OHA Artesian Customized Credit Fund I, L.P., 700 shares held by OHA BCSS SSD II, L.P., 8,800 shares held by OHA Black Bear Fund, L.P., 5,300 shares held by OHA Centre Street Partnership, L.P., 8,800 shares held by OHA Credit Solutions Master Fund II SPV, L.P., 6,500 shares held by OHA Delaware Customized Credit Fund Holdings, L.P., 1,100 shares held by OHA Delaware Customized Credit Fund-F, L.P., 5,900 shares held by OHA Dynamic Credit ORCA Fund, L.P., 800 shares held by OHA Enhanced Credit Strategies Master Fund, L.P., 5,200 shares held by OHA KC Customized Credit Master Fund, L.P., 800 shares held by OHA MPS SSD II, L.P., 4,200 shares held by OHA SA Customized Credit Fund, L.P., 21,500 shares held by OHA Strategic Credit Master Fund II, L.P., 3,600 shares held by OHA Structured Products Master Fund D, L.P., 28,567 shares held by OHA Tactical Investment Master Fund, L.P., 1,200 shares held by OHAT Credit Fund, L.P. and 800 shares held by The Coca-Cola Company Master Retirement Trust. As of May 1, 2023, the Series A Preferred Shares held by these Oak Hill Advisors entities are convertible into 4,320,984 shares of Class A common stock. The business address for the Oak Hill Advisors Entities is One Vanderbilt Avenue 16th Floor New York, NY 10017. Glenn R. August is the Founder, Senior Partner and Chief Executive Officer of Oak Hill Advisors, L.P. The interests beneficially owned by the Oak Hill Advisors Entities may also be deemed to be beneficially owned by Mr. August. Mr. August disclaims beneficial ownership of our Series A Preferred Shares beyond his pecuniary interest in the Oak Hill Advisors Entities for purposes of Section 16 under the Exchange Act.

(7)
Consists of (i) 1,193,846 shares held by Mr. Smith, (ii) 85,000 shares held by Mr. Smith, as Trustee of the DCS GRAT of 2014, (iii) 1,044,000 shares subject to options held by Mr. Smith that are exercisable within 60 days of May 1, 2023 and (iv) 33,749 shares issuable upon the vesting of RSUs within 60 days of May 1, 2023.

(8)
Consists of (i) 265,087 shares held by Ms. Carullo, (ii) 600,000 shares subject to options held by Ms. Carullo that are exercisable within 60 days of May 1, 2023 and (iii) 26,561 shares issuable upon the vesting of RSUs within 60 days of May 1, 2023.

(9)
Consists of (i) 32,372 shares held by Ms. Barsamian, (ii) 28,726 shares subject to options held by Ms. Barsamian that are exercisable within 60 days of May 1, 2023 and (iii) 7,773 shares issuable upon the vesting of RSUs within 60 days of May 1, 2023.

(10)
Consists of (i) 112,710 shares held by Ms. Evan, (ii) 57,362 shares subject to options held by Ms. Evan that are exercisable within 60 days of May 1, 2023 and (iii) 7,773 shares issuable upon the vesting of RSUs within 60 days of May 1, 2023.

(11)
Consists of (i) 18,782 shares held by Mr. Lazar, (ii) 31,666 shares subject to options held by Mr. Lazar that are exercisable within 60 days of May 1, 2023 and (iii) 7,773 shares issuable upon the vesting of RSUs within 60 days of May 1, 2023.

(12)
Consists of (i) 29,115 shares held by Mr. Levin, (ii) 441,789 shares subject to options held by Mr. Levin that are exercisable within 60 days of May 1, 2023 and (iii) 7,773 shares issuable upon the vesting of RSUs within 60 days of May 1, 2023.

(13)	Consists of (i) 41,254 shares held by Ms. Mayer and (ii) 11,659 shares issuable upon the vesting of RSUs within 60 days of May 1, 2023.
(14)
Consists of (i) 4,866,819 shares outstanding as of May 1, 2023, (ii) 2,203,543 shares subject to options exercisable within 60 days of May 1, 2023 and (iii) 103,061 shares issuable upon the vesting of RSUs within 60 days of May 1, 2023.

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RELATED PERSON TRANSACTIONS
We describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were a party or will be a party, in which:
•	the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, nominees for director, executive officers or beneficial holders of more than 5% of any class of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities (each, a related person), had or will have a direct or indirect material interest.

Relationship with KKR
On April 7, 2021, the company entered into an Investment Agreement (the “Investment Agreement”) with investment vehicles managed or advised by KKR Credit Advisors (US) LLC, or affiliates thereof (collectively, “KKR”), relating to the issuance and sale by the company to KKR and certain other parties (collectively with KKR, the “Investors”) of 500,000 shares of Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”) for an aggregate purchase price of $500 million, or $1,000 per share (the “Issuance”).
Pursuant to the Investment Agreement, the company appointed one individual designated by KKR, who was initially John Park, to our Board of Directors for a term expiring at the 2023 annual meeting of the company’s stockholders. So long as KKR beneficially owns at least 50% of the shares of Series A Preferred Stock that it purchased at the closing of the Issuance on an as-converted basis, KKR will have the right to designate a director nominee for election to the Board of Directors. In March 2023, KKR designated John Park as a director nominee for re-election at this Annual Meeting.
For further information regarding the Investment Agreement, including a description of certain obligations and restrictions binding on the parties thereto and the terms of the Series A Preferred Stock, please refer to the company’s Current Reports on Form 8-K filed with the SEC on April 8, 2021 and May 18, 2021.
Other Transactions
We have entered into change in control and severance agreements with certain of our executive officers that, among other things, provide for certain severance and change in control benefits. See the section titled and “Executive Compensation—Potential Payments upon Termination or Change in Control.”
We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements and our Charter and Bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.
Other than as described above, since February 1, 2022, we have not entered into any transactions, nor are there any currently proposed transactions, between us and a related party where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest. We believe the terms of the transactions described above were comparable to terms we could have obtained in arm’s-length dealings with unrelated third parties.
Policies and Procedures for Related Party Transactions
Our Audit Committee has the primary responsibility for reviewing and approving transactions with related persons. Our Audit Committee charter provides that our Audit Committee shall review any related person transactions. Our Board of Directors has adopted a formal written policy providing that we are not permitted to enter into any transaction that exceeds $120,000 and in which any related person has a direct or indirect material interest without the consent of our Audit Committee. In approving or rejecting any such transaction, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to our Audit Committee, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.
The company is not aware of any related person transactions required to be reported under applicable SEC rules since the beginning of the last fiscal year where our policies and procedures did not require review, or where such policies and procedures were not followed.
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OTHER MATTERS
Stockholders Sharing the Same Address
The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.
Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to:
Box, Inc.
Attention: Investor Relations
900 Jefferson Ave.
Redwood City, California 94063
Tel: (650) 209-3463
Stockholders who currently receive multiple copies of this proxy statement at their address and would like to request householding of their communications should contact their bank or broker.
Stockholder List
We will make available a list of stockholders of record as of the Record Date for inspection by stockholders for any purpose germane to the Annual Meeting from June 17, 2023 through June 26, 2023 at our headquarters located at 900 Jefferson Ave., Redwood City, California 94063. If you wish to inspect the list, please submit your request, along with proof of ownership, by email to ir@box.com.
Stockholder Proposals and Director Nominations for the 2024 Annual Meeting of Stockholders
Stockholder Proposals
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act by submitting their proposals in writing to our Secretary in a timely manner. For a Rule 14a-8 stockholder proposal to be considered for inclusion in our proxy statement for the 2024 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than January 16, 2024. In addition, such stockholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:
Box, Inc.
Attention: Corporate Secretary
900 Jefferson Ave.
Redwood City, California 94063
Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement pursuant to Rule 14a-8 under the Exchange Act. Our Bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our proxy materials with respect to such annual meeting, (ii) otherwise properly brought before such annual meeting by or at the direction of our Board of Directors, or (iii) properly brought before such meeting by a stockholder of record entitled to vote at such annual meeting who has delivered timely written notice to our Secretary at the address set forth above, which notice must contain the information specified in our Bylaws. To be timely for our 2024 annual meeting of stockholders, our Secretary must receive the written notice at the address set forth above:
•	not earlier than 8:00 a.m. Pacific time on March 1, 2024; and
•	not later than 5:00 p.m. Pacific time on March 31, 2024.
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In the event that we hold the 2024 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, notice of a stockholder proposal that is not intended to be included in our proxy statement must be received to our Secretary at the address set forth above not earlier than 8:00 a.m. Pacific time on the 120th day before the 2024 annual meeting of stockholders and not later than 5:00 p.m. Pacific Time on the later of the following two dates:
•	the 90th day prior to the 2024 annual meeting of stockholders; or
•	the 10th day following the day on which public announcement of the date of our 2024 annual meeting of stockholders is first made.
If a stockholder who has notified us of his, her, or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her, or its proposal at such annual meeting and otherwise comply with our Bylaws, we are not required to present the proposal for a vote at such annual meeting.
Nomination of Director Candidates
Holders of our Class A common stock may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Board of Directors and Corporate Governance—Stockholder Recommendations for Nominations to the Board of Directors” beginning on page 21 of this proxy statement.
In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws which includes information required by Rule 14a-19 under the Exchange Act. In addition, the stockholder must give timely notice to our Secretary in accordance with our Bylaws, which, in general, require that the notice be received at the address set forth above within the time periods described above under the section titled “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.
In 2021, our Board of Directors amended our bylaws to provide our stockholders with proxy access provisions. Under our bylaws, a stockholder, or a group of up to 20 stockholders, owning at least 3% of our outstanding common stock continuously for at least three years, may nominate and include in our proxy materials director nominees constituting up to the greater of two individuals or 20% of our Board of Directors, subject to certain limitations and provided that the stockholders and the nominees satisfy the requirements specified in our Bylaws. To be timely for our 2024 annual meeting of stockholders, our Secretary must receive the written notice at the address set forth above not earlier than 8:00 a.m. Pacific time on December 17, 2023 and not later than 5:00 p.m. Pacific time on January 16, 2024.
Availability of Bylaws
A copy of our Bylaws is available on our website at https://www.boxinvestorrelations.com. You may also contact our Corporate Secretary at the address set forth above for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our officers, directors and holders of more than ten percent of our Class A common stock, to file with the SEC reports regarding their ownership and changes in ownership of our securities. We believe that, during fiscal year 2023, our officers, directors, and ten percent stockholders complied with all Section 16(a) filing requirements. We did however report the following transactions after the deadline: (i) the withholding by Box of 9,059 shares to satisfy its income tax and withholding and remittance obligations in connection with the net settlement of RSUs released to Stephanie Carullo was reported on a Form 4 on July 8, 2022, (ii) the withholding by Box of 14,178 shares to satisfy its income tax and withholding and remittance obligations in connection with the net settlement of RSUs released to Dylan Smith was reported on a Form 4 on July 8, 2022 and (iii) the withholding by Box of 2,970 shares to satisfy its income tax and withholding and remittance obligations in connection with the net settlement of RSUs released to Eli Berkovitch was reported on a Form 4 on July 8, 2022.
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In making this statement, we have relied upon examination of the copies of Forms 3, 4, and 5, and amendments to these forms provided to us, and the written representations of our executive officers, directors, and ten percent stockholders.
Fiscal Year 2023 Annual Report and SEC Filings
Our financial statements for our fiscal year ended January 31, 2023 are included in our Annual Report on Form 10-K, which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our annual report are posted on our website at https://www.boxinvestorrelations.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Box, Inc., Attention: Investor Relations, 900 Jefferson Ave., Redwood City, California 94063.
Forward-Looking Statements
This proxy statement, along with the accompanying stockholder letter, contains forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. All statements relating to events or results that may occur in the future, including, but not limited to, statements in the stockholder letter regarding our market opportunity and business plan, including our expectations regarding future expansion within certain geographic and industry sectors; the competitive positioning of our product portfolio; our expectations regarding new products, features, and integrations with third-party partners as well as potential impacts upon, and benefits provided to, our customers, and underlying assumptions of any of the foregoing are forward-looking statements.
When used in this proxy statement, terms such as “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should” or “will” or the negative of those terms or other comparable terms are intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause us to fall short of our expectations or may cause us to deviate from our current plans, as expressed or implied by these statements. The known risks that could cause our results to differ, or may cause us to take actions that are not currently planned or expected, are described in the company’s reports and filings with the SEC including, without limitation, the company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2023, under the heading Item 1A – “Risk Factors.” Unless required by law, the company does not intend, and undertakes no obligation, to update or publicly release any revision to any forward-looking statements, whether as a result of the receipt of new information, the occurrence of subsequent events, the change of circumstance or otherwise. Each forward-looking statement contained in this proxy statement is specifically qualified in its entirety by the aforementioned factors. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this proxy statement.
*  *  *
The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our Voting Stock they represent in accordance with their own judgment on such matters.
It is important that your shares of our Class A common stock and/or Series A Preferred Stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
THE BOARD OF DIRECTORS Redwood City, California May 15, 2023
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BOX, INC.
900 JEFFERSON AVE.
REDWOOD CITY, CALIFORNIA 94063

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 26, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BOX2023**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 26, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V17031-P86208

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BOX, INC.

The Board of Directors recommends you vote FOR the following nominees for Class III directors:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Sue Barsamian	☐	☐	☐
1b. Jack Lazar	☐	☐	☐
1c. John Park	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

V17032-P86208

BOX, INC.
Annual Meeting of Stockholders
June 27, 2023 1:30 P.M. Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Aaron Levie, Dylan Smith, and David Leeb or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of capital stock of BOX, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:30 P.M. Pacific Time on June 27, 2023 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and in the discretion of the proxies upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Continued and to be signed on reverse side